              As filed with the Securities and Exchange Commission
                               on April 30, 1999
                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------------
                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]

                     Post-Effective Amendment No. 52            [X]

                                      And

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                               Amendment No. 53                 [X]


                        (Check appropriate box or boxes)

                            ________________________

                             STAGECOACH FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

                           __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant         [_] on _________ pursuant
     to Rule 485(b), or                           to Rule 485(b)

[X]  60 days after filing pursuant            [_] on _________ pursuant
     to Rule 485(a)(1), or                        to Rule 485(a)(1)

[_]  75 days after filing pursuant            [_] on ___________pursuant
     to Rule 485(a)(2), or                        to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 52 (the "Amendment") to the Registration Statement of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement audited financial statements and certain other financial information for the year ended February 28, 1999, for the Asset Allocation, Index Allocation and U.S. Government Allocation Funds, and to make certain other changes to the prospectus and statement of additional information for these funds.

     This Post-Effective Amendment does not affect the Registration Statement for any of the Company's other funds.

                             STAGECOACH FUNDS, INC.
                             ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Objectives and Principal Strategies
                Important Risks
3               Summary of Expenses
                Example of Expenses
4               Objectives and Principal Strategies
                Important Risks
                See Individual Fund Summaries
                General Investment Risks
5               Not applicable
6               Organization and Management of the Funds
7               Your Account
                How to Buy Shares
                Selling Shares
                Dividends and Distributions
                Taxes
8               A Choice of Share Classes
                Reduced Sales Charges
                Distribution Plan
                Exchanges
9               See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                                  June 30, 1999

FRONT COVER

                               STAGECOACH
                               ALLOCATION FUNDS
                              PROSPECTUS



Asset Allocation Fund    Please read this prospectus and keep it for future
                         reference. It is designed to provide you with important
Index Allocation Fund    and to help you decide if a Fund's goals to match your
                         own.

U.S. Government          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
Allocation Fund          BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), OR
                         ANY OTHER REGULATORY AUTHORITY, NOR HAS THE SEC PASSED
Class A, Class B         UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS
 and Class C             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         FUND SHARES ARE NOT DEPOSITS OF WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF IT AFFILIATES. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

INSIDE FRONT COVER

TABLE OF CONTENTS

OVERVIEW                         OBJECTIVES AND PRINCIPAL
                                  STRATEGIES
This section contains            IMPORTANT RISKS
important summary                PERFORMANCE HISTORY
information about the            SUMMARY OF EXPENSES
Funds.

------------------------------------------------------------------

THE FUNDS                        ASSET ALLOCATION FUND
                                 INDEX ALLOCATION FUND
This section contains            U.S. GOVERNMENT ALLOCATION
important information             FUND
about the individual             GENERAL INVESTMENT RISKS
Funds.                           ORGANIZATION AND MANAGEMENT
                                  OF THE FUNDS

------------------------------------------------------------------

YOUR ACCOUNT

Turn to this section for         A CHOICE OF SHARE CLASSES
information on how to            REDUCED SALES CHARGES
open and maintain                EXCHANGES
your account, including          YOUR ACCOUNT
how to buy, sell and             HOW TO BUY SHARES
exchange Fund shares.            SELLING SHARES
                                 ADDITIONAL SERVICES AND
                                  OTHER INFORMATION
                                 IMPORTANT INFORMATION FOR
                                  SHAREHOLDERS
------------------------------------------------------------------

                                 GLOSSARY

                     STAGECOACH ALLOCATION FUNDS OVERVIEW

FUND                     OBJECTIVE
--------------------------------------------------------------------------------
ASSET ALLOCATION         Seeks long-term total return, consistent with
    FUND                 reasonable risk.

--------------------------------------------------------------------------------
INDEX ALLOCATION         Seeks long-term total return, consistent with
    FUND                 reasonable risk.

-------------------------------------------------------------------------------
U.S. GOVERNMENT          Seeks long-term total return, consistent with
    ALLOCATION           reasonable risk.
-------------------------------------------------------------------------------



FUND                     PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
ASSET ALLOCATION         We allocate and reallocate assets among common stocks,
    FUND                 U.S. Treasury bonds and money market instruments,
                         operating from a target allocation of 60% stocks and
                         40% bonds. We invest in asset classes that we believe
                         are undervalued in order to achieve better long-term,
                         risk-adjusted returns.

--------------------------------------------------------------------------------
INDEX ALLOCATION         We allocate and reallocate assets among common stocks,
    FUND                 U.S. Treasury bonds and money market instruments,
                         operating from a target allocation of 100% stocks. We
                         invest in asset classes that we believe are
                         undervalued in order to achieve better long-term,
                         risk-adjusted returns.

-------------------------------------------------------------------------------
U.S. GOVERNMENT          We allocate and reallocate assets among long-term
    ALLOCATION           U.S. Treasury bonds, intermediate-term U.S. Treasury
                         notes, and short-term money market instruments. We
                         invest in asset classes that we believe are
                         undervalued in order to achieve better long-term,
                         risk-adjusted returns.

-------------------------------------------------------------------------------

PRINCIPAL STRATEGY
------------------------------------------------------------------------------
We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments, operating from a target allocation of 60% stocks and 40% bonds. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.
------------------------------------------------------------------------------

We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments, operating from a target allocation of 100% stocks. We invest in asset classes that we believe are undervalued in order to achieve better long-term, risk-adjusted returns.
------------------------------------------------------------------------------

We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. We invest in asset classes that we believe are undervalued in order to achieve better long-term risk-adjusted returns.
-----------------------------------------------------------------------------

SUMMARY OF IMPORTANT RISKS

 This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in the individual Fund Descriptions later in this Prospectus and under General Investment Risks beginning on page __. An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 EQUITY SECURITIES. The Asset Allocation and Index Allocation Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

 FIXED-INCOME SECURITIES. The Funds may invest in debt instruments, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

FUND-SPECIFIC RISKS

ASSET ALLOCATION MODELS. The Funds use investment models that seek undervalued asset classes. There is no guarantee that the model will make accurate determinations or that an asset class we believe is undervalued will perform as expected. We may incur higher than average portfolio turnover resulting from allocation Shifts recommended by the model. Portfolio turnover increases transaction costs And may trigger capital gains.

PERFORMANCE HISTORY

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's return over time. Each Fund's average annual returns for one-five and tn year periods are compared to the performance of an appropriate broad-based index.

The Funds' shares are sold subject to sales load that are not included in the performance calculations. If these charges were included, performance shown would be lower.

Please remember that past performance is on guarantee of future results.


         ASSET ALLOCATION FUND CLASS A SHARES CALENDAR YEAR RETURNS/1/

                              [BAR CHART]

Best Qtr:        Q4'98         16.09%        Worst Qtr:      Q3'98   -5.55%

1. Returns do not reflect sales changes. If they did, returns would be lower. The Asset Allocation Fund's year-to-date performance for the quarter ended March 31, 1999 was 2.60%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
for the period ended 12/31/98
--------------------------------------------------------------------
ASSET ALLOCATION FUND              1 YEAR     5 YEAR   10 YEAR
                                 -----------------------------------
CLASS A (INCEPT.1/13/98)           19.95      15.45     14.01
                                 -----------------------------------
CLASS B (INCEPT.1/1/95)            19.67      15.63     13.92
                                 -----------------------------------
CLASS C (INCEPT.4/1/98)            23.74      15.83     13.93
--------------------------------------------------------------------
S&P 500, LB GOV/CORP.              [  ]       [   ]     [   ]
--------------------------------------------------------------------

1. S&P 500 is a registered trademark of Standard and Poors.
2. Lehman Brothers Government/Corporate Bond Index.
3. Composite Benchmark of the S&P 500 and LB Gov/Corp, Bond Index.


                                [TABLE]


        INDEX ALLOCATION FUND CLASS A SHARES CALENDAR YEAR RETURNS/1/

                                  [BAR CHART]


Best Qtr:        Q4'98         20.85%        Worst Qtr:      Q3'98   -10.12%

1. Returns do not reflect sales changes. If they did, returns would be lower. The Index Allocation Fund's year-to-date performance for the quarter ended March 31, 1999 was 4.63%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
for the period ended 12/31/98
--------------------------------------------------------------------
INDEX ALLOCATION FUND              1 YEAR     5 YEAR   10 YEAR
                                ------------------------------------
CLASS A (INCEPT.4/7/88)            20.87      18.83     15.10
                                ------------------------------------
CLASS B (INCEPT.12/15/97)          20.57      18.84     14.84
                                ------------------------------------
CLASS C (INCEPT.12/15/97)          24.62      19.06     14.85
--------------------------------------------------------------------
[BENCHMARK]                        [  ]       [   ]     [   ]
--------------------------------------------------------------------

  U.S. GOVERNMENT ALLOCATION FUND CLASS A SHARES CALENDAR YEAR RETURNS/1/

                                  [BAR CHART]

Best Qtr:        Q2'98          8.00%        Worst Qtr:      Q1'94    -4.86%

1. Returns do not reflect slaes changes. If they did, returns would be lower. The US Government Allocation Fund's year-to-date performance for the quarter ended March 31, 1999 was -0.31%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (%)
for the period ended 12/31/98
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND              1 YEAR     5 YEAR   INCEPTION
                                ------------------------------------
CLASS A (INCEPT.3/31/87)            0.88       3.60      7.33
                                ------------------------------------
CLASS B (INCEPT.1/1/95)            -0.01       3.67      7.14
                                ------------------------------------
[BENCHMARK]                        [  ]       [   ]     [   ]
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. Amounts are expressed as a percentage of the initial purchase amount.

--------------------------------------------------------------------------------------------------------------------------
                                                        All
                                                        Funds                All Funds              All Funds
                                                     ---------------------------------------------------------------------
                                                       Class A               Class B                Class C
--------------------------------------------------------------------------------------------------------------------------
Minimum sales charge (load)
   imposed on purchases (as a percentage of
   offering price)                                     4.50%                  None                    None
--------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
   (as a percentage of purchase price)                 None                   5.00%                  1.00%
--------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------------------------------------------------------------------------------

                                Asset Allocation Fund                       Index Allocation Fund              U.S. Government
                                                                                                               Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------

                               Class        Class        Class           Class        Class        Class        Class      Class
                                 A            B            C               A            B            C            A          B
------------------------------------------------------------------------------------------------------------------------------------

                              .50%/first  $250 mill., .40%/next $250    .70%/first   $500 mill., .60%/over   .50%/first $250 mill.,

Management Fee                $ 250 mill., 30%/over   $500 mill          $500 mill.                          $250 mill., .30%/over
------------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fee           .05%      .70%           .75%         .25%         .75%         .75%         .05%    .70%
Other Expenses                     .44%      .44%           .60%         .37%         .81%         .61%         .67%    .75%
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING
   EXPENSES                       0.99%     1.64%          1.85%        1.32%        2.26%        2.06%        1.22%   1.95%
------------------------------------------------------------------------------------------------------------------------------------


/1/ The actual expenses incurred by the Funds will be lower than the contract amounts shown above as a result of voluntary fee waivers. The Funds' actual expenses after waivers are currently as follows: (Investment Advisory Fee/Distribution Fee/Other Expenses/Total): Asset Allocation Fund (Class A:
     .50%/.05%/.44%/.99%) (Class B: .50%/.70%/.44%/1.64%) (Class
     C:.50%/.75%/.39%/1.64%), Index Allocation Fund (Class A:
     .70%/.25%/.37%/1.32%) (Class B: .70%/.75%/.61%/2.06%) (Class C:
     .70%/.75%/.61%/2.06%), U.S. Government Allocation Fund (Class A:
     .50%/.05%/.64%/1.19%) (Class B: .50%/.70%/.64%/1.84%). Fee waivers are voluntary and may be discontinued or modified at any time.

EXAMPLE OF EXPENSES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND THAT YOU REDEEM YOUR SHARES AT THE END OF EACH PERIOD:


                                                                                                              U.S. Government
                                                 Asset Allocation Fund           Index Allocation Fund        Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------

                                             Class      Class       Class      Class     Class      Class      Class       Class
                                               A          B           C          A         B          C          A           B
------------------------------------------------------------------------------------------------------------------------------------

1 YEAR                                       $ 546      $ 667       $ 288      $ 578     $ 729      $ 309      $ 569       $ 698
------------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                      $ 751      $ 817       $ 582      $ 849     $1006      $ 646      $ 820       $ 912
------------------------------------------------------------------------------------------------------------------------------------
5 YEARS                                      $ 972      $1092       $1001      $1141     $1410      $1108      $1090       $1252
------------------------------------------------------------------------------------------------------------------------------------
10 YEARS                                     $1608      $1605       $2169      $1969     $2128      $2390      $1861       $1903
------------------------------------------------------------------------------------------------------------------------------------


YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND THAT YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIODS
SHOWN:

                                                                                                                 U.S. Government
                                        Asset Allocation Fund                   Index Allocation Fund            Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                   Class        Class         Class       Class        Class         Class      Class     Class
                                     A            B             C           A            B             C          A         B
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR                             $ 546        $ 167         $ 188       $ 578        $ 229         $ 209      $ 569     $ 198
-----------------------------------------------------------------------------------------------------------------------------------
3 YEARS                            $ 751        $ 517         $ 582       $ 849        $ 706         $ 646      $ 820     $ 612
-----------------------------------------------------------------------------------------------------------------------------------
5 YEARS                            $ 972        $ 892         $1001       $1141        $1210         $1108      $1090     $1052
-----------------------------------------------------------------------------------------------------------------------------------
10 YEARS                           $1608        $1605         $2169       $1969        $2128         $2390      $1861     $1903
-----------------------------------------------------------------------------------------------------------------------------------

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund. Words appearing in italicized print and highlighted in color are defined in the glossary.

Important information you should look for:

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES
What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this prospectus?

PERMITTED INVESTMENTS
A summary of the Fund's key permitted investments and practices.

IMPORTANT RISK FACTORS
What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

FINANCIAL HIGHLIGHTS
Provides important financial information about each class of shares of the Fund.

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

INVESTMENT POLICIES

We allocate and reallocate assets among common stocks, U.S. Treasury Bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

PERMITTED INVESTMENTS

The asset classes we invest in are:

 .    Stock Investments -- We invest in common stocks representative of the S&P
     500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, stock investments are made according to a weighted formula intended to match the total return of the S&P 500 Index as closely as possible;

 .    Bond Investments -- We invest in U.S. Treasury Bonds representative of the
     Lehman Brothers 20+ Bond Index. Bonds in this Index have remaining maturities of twenty years or more; and

 .    Money Market Investments -- We invest this portion of obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we may invest:

 .    In call and put options on stock indexes, stock index futures, options on stock index futures, and interest rate futures contracts as a substitute for a comparable market position in stocks or bonds;

 .    In interest rate and index swaps; and

 .    Up to 25% of total assets in foreign obligations qualifying as money market investments.

We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather is a design feature that is intended to set a level of risk tolerance for the Fund.

We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest sof shareholders to do so. During such periods, the Fund may not achieve it sobjective of long-term total return. The Fund is a diversified portfolio.

IMPORTANT RISK FACTORS

Foreign obligations may entail additional risks, such as currency, political, regulatory and diplomatic risks, which are described in more detail in the General Investment Risks section below. The value of investments in options on stock indexes and stock index futures is affected by price movements for the stocks in a particular index, rather than price movements for an individual security.

You should consider the Common Risks on page __, the General Investment Risks beginning on page __ and the specific risks listed here. They are all important to your investment choice.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of advisors who, using the Allocation model, jointly make investment decisions for the Funds.

ASSET ALLOCATION FUND  FINANCIAL HIGHLIGHTS

See "Historical Fund Information" on page __.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). KPMG LLP audited this information which along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

--------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES - COMMENCED ON NOVEMBER 13, 1998
                                                      --------------------------------------------------------------------------
FOR THE PERIOD ENDED:                                  February 28,        March, 31         Mar.31      Sept. 30     Dec,31,
                                                         1999/1/             1998            1997/2/      1996/3/      1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of period                   $    24.99         $  20.30        $    21.24    $    20.74   $    16.73
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income                                  0.38             0.69              0.41          0.57         0.74
     Net realized and unrealized gain (loss)
       on investment                                        2.92             6.37              0.65          0.50         4.07
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            3.30             7.06              1.06          1.07         4.81
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                  (0.33)           (0.69)            (0.41)        (0.57)       (0.74)
     Distributions from net realized gain                  (2.31)           (1.68)            (1.59)         0.00        (0.06)
--------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                   (2.64)           (2.37)            (2.00)        (0.57)       (0.80)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    25.65       $    24.99        $    20.30    $    21.24   $    20.74
--------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)/6/                           13.69%           36.08%             4.94%         5.14%       29.18%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
     Net assets, end of period (000's)                $1,362,966       $1,305,848        $1,041,622    $1,057,346   $1,077,935
--------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                0.92%            0.95%/4/          0.92%/4/      0.90%/4/     0.84%
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
      average net assets                                    1.65%            2.99%/4/          3.91%/4/      3.53%/4/     3.81%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            31%              51%/4/             5%/4/         1%/5/        1%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses                          N/A               N/A                N/A            N/A        N/A
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
     net assets prior to waived fees and reimbursed
     expenses                                                N/A               N/A                N/A            N/A        N/A
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS B SHARES -- COMMENCED
                                                                     ON JANUARY 1, 1995
                                                                     -------------------------------------------------------------
FOR THE PERIOD ENDED:                                    Dec. 31,    February 28,     March 31,       March 31,        Sept. 31,
                                                           1994         1999/1/         1998           1997/2/          1997/3/
---------------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of period                      $   18.80     $  15.16       $   12.29        $  12.84         $ 12.50
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment income                                    0.77         0.13            0.29            0.19            0.28
     Net realized and unrealized gain (loss)
       on investment                                         (1.31)        1.77            3.89            0.41            0.34
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.54)        1.90            4.18            0.60            0.62
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.77)       (0.11)          (0.29)          (0.19)          (0.28)
     Distributions from net realized gain                    (0.76)       (1.40)          (1.02)          (0.96)          (0.00)
----------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                     (1.53)       (1.51)          (1.31)          (1.15)          (0.28)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   16.73     $  15.55       $   15.16        $  12.29         $ 12.84
----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)/6/                             (2.82)%      12.98%          35.16%           4.62%           4.96%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
     Net assets, end of period (000's)                   $ 896,943     $402,991       $ 267,060        $ 89,252         $63,443
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                  0.84%        1.62%           1.60%/4/        1.53%/4/        1.14%/4/
----------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
      average net assets                                      4.30%        0.91%           2.15%/4/        3.30%/4/        3.37%/4/
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                              49%          31%             51%/4/           5%/4/           1%/5/
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses                            N/A         1.63%              N/A          1.58%/4/        1.56%/4/
-----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
     net assets prior to waived fees and reimbursed
     expenses                                                  N/A         0.90               N/A           3.25%/4/       2.95%/4/
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS C SHARES -- COMMENCED
                                                                             ON APRIL 1, 1998
                                                                             -------------------------------------------------------
                                                         Year Ended
                                                          Dec. 31.           February 28,
FOR THE PERIOD ENDED:                                       1995                1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of period                      $   10.00             $   15.16
----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations
     Net investment income                                    0.22                  0.08
     Net realized and unrealized gain (loss)
       on investment                                          2.53                  1.82
----------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                              2.75                  1.90
----------------------------------------------------------------------------------------------------------------------------------

Less distributions:
     Dividends from net investment income                    (0.22)                (0.07)
     Distributions from net realized gain                    (0.03)                (1.40)
----------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                     (0.25)                (1.47)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                           $   12.50             $   15.59
----------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)/6/                             27.72%                12.97%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
     Net assets, end of period (000's)                   $  26,271             $  10,076
----------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                  1.53%                 1.64%
----------------------------------------------------------------------------------------------------------------------------------

     Ratio of net investment income to
      average net assets                                      2.71%                 0.69%
----------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                              15%                   31%
----------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses                           1.76%                 1.85%
----------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
     net assets prior to waived fees and reimbursed
     expenses                                                 2.48%                 0.48%
----------------------------------------------------------------------------------------------------------------------------------


/1/ The Fund changed its fiscal year-end from March 31 to Feb 28.
/2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ The Fund changed its fiscal year-end from December 31 to September 30.
/4/ Ratio includes income and expenses changed to the Master Portfolio prior to
    December 15, 1998.
/5/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 1996 to September 30, 1996 was 28%.
/6/ Total returns do not include any sales charges.

INDEX ALLOCATION FUND

INVESTMENT OBJECTIVE
The Index Allocation Fund seeks to earn over the long-term a high level of total return, that is, income and capital appreciation combined, consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes-common stocks in the S&P 500 Index, U.S. Treasury Bonds and money market instruments.

INVESTMENT POLICIES
We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others and that time shifts based on the relative over or under-valuation of these classes may produce superior investment returns.

PERMITTED INVESTMENTS
We invest in the following asset classes:

 .  Stock Investments -- We invest in common stocks representative of the S&P 500
   Index. We do not individually select common stock on the basis of traditional investment analysis. Instead stock investments are made according to a weighted formula intend to match the S&P 500 Index as closely as possible.
 .  Bond Investments -- We invest in U.S. Treasury bonds representative of the
   Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of
   20 years or more; and
 . Money Market Investments -- We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we invest:

 .  at least 65% of assets in stocks representative of the S&P 500 Index, the
   Lehman Brothers 20+ Bond Index or a combination of both;
 . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and Interest Rate Futures contracts as a substitute for a comparable market position in stocks;

 . in interest rate and index swaps; and . up to 25% of total assets in obligations of foreign banks qualifying as money market investments.

We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is the best interest of shareholders to do so. During such periods, the Fund may not achieve its objective of long-term total return.

IMPORTANT RISK FACTORS
You should consider both the General Investment Risks beginning on page __ and the specific risks listed below. They are equally important to your investment choice.

We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. Investments in general, or price level movements for a particular index, rather than price movements for an individual issue.

PORTFOLIO MANAGEMENT
The Fund is managed by a team of advisors who, using the Allocation model, jointly make investment decisions for the Funds.


INDEX ALLOCATION FUND              FINANCIAL HIGHLIGHTS

See "Historical Fund Information" on page __.
--------------------------------------------------------------------------------
This table is intended to help you understand the Fund's financial performance for the past 5 years for since inception, if shorter). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

----------------------------------------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                                  CLASS A SHARES --
                                                  COMMENCED ON APRIL 7, 1998
                                                  --------------------------------------------------------------
                                                   FEB 28,   MARCH 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
  FOR THE PERIOD ENDED                             1999/1/    1998/2/     1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period             $17.55    $ 15.51    $ 13.99   $ 13.76   $ 10.67   $ 11.90
----------------------------------------------------------------------------------------------------------------
  Income form investment operations:
     Net investment income                           0.03       0.01       0.28      0.29      0.28      0.31
     Net realize and unrealized gain (loss)
       on investments                                2.14       2.04       3.23      2.02      3.42     (0.39)
----------------------------------------------------------------------------------------------------------------
  Total form investment operations (loss)            2.17       2.05       3.51      2.31      3.70     (0.08)
----------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income           (0.03)     (0.01)     (0.28)    (0.29)    (0.28)    (0.31)
     Distributors from net realized gain            (0.65)      0.00      (1.71)    (1.79)    (0.33)    (0.84)
----------------------------------------------------------------------------------------------------------------
  Total from distributions                          (0.68)     (0.01)     (1.99)    (2.08)    (0.61)    (1.15)
----------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                  $ 19.04      17.55    $ 15.51   $ 13.99   $ 13.76   $ 10.67
----------------------------------------------------------------------------------------------------------------
  Total return/3/                                   12.60%     13.23%     25.18%    17.04%    34.71%    (0.68)%
----------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)             $92,655    $92,733    $80,512   $60,353   $52,007   $40,308
----------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets         1.29%      1.31%      1.26%     1.31%     1.30%     1.30%
     Ratio of net investment income to
      average net assets                             0.19%      0.30%      1.82%     2.06%     2.07%     2.41%
----------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                   12%         0%        80%       67%       47%       50%
----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses           N/A       1.32%      1.29%     1.44%     1.35%     1.38%
----------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
     net assets prior to waived fees and
     reimbursed expenses                              N/A       0.29%      1.79%     1.93%     2.02%     2.33%
----------------------------------------------------------------------------------------------------------------

                                                  --------------------------------------------------------------------
                                                  CLASS B SHARES -- COMMENCED         CLASS C SHARES - COMMENCED
                                                  ON DECEMBER 15, 1997                ON JULY 1, 1998
                                                  --------------------------------------------------------------------
                                                   FEB 28,    MARCH 31,   DEC. 31,    FEB 28,    MARCH 31   DEC. 31,
  FOR THE PERIOD ENDED                             1999/1/     1998/2/      1997      1999/1/     1998/2/     1997
----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period            $ 21.81      $19.31     $ 18.99     $ 21.82    $ 19.32    $ 17.42
----------------------------------------------------------------------------------------------------------------------
  Income form investment operations:
     Net investment income                          (0.07)      (0.01)       0.00       (0.10)     (0.02)      0.20
     Net realize and unrealized gain (loss)
       on investments                                2.61        2.51        0.32        2.64       2.52       4.00
----------------------------------------------------------------------------------------------------------------------
  Total form investment operations (loss)            2.54        2.50        0.32        2.54       2.50       4.20
----------------------------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income           (0.00)       0.00        0.00        0.00       0.00      (0.20)
     Distributors from net realized gain            (0.80)       0.00        0.00       (0.80)      0.00      (2.10)
----------------------------------------------------------------------------------------------------------------------
  Total from distributions                          (0.80)       0.00        0.00       (0.80)      0.00      (2.30)
----------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                  $ 23.55      $21.81     $ 19.31     $ 23.56    $ 21.82    $ 19.32
----------------------------------------------------------------------------------------------------------------------
  Total return/3/                                   11.88%      12.95%       1.69%      11.88%     13.00%     24.07%
----------------------------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)             $12,568      $3,322     $   356     $67,364    $56,164    $46,084
----------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets         2.04%       2.06%       2.05%       2.05%      2.05%      2.02%
     Ratio of net investment income to
      average net assets                            (0.57)%     (0.43)%     (0.17)%     (0.56)%    (0.44)%     1.00%
----------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                   12%          0%         80%         12%         0%        80%
----------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses          2.26%       4.03%      15.17%       2.06%      2.09%      2.05%
----------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
     net assets prior to waived fees and
     reimbursed expenses                            (0.79)%     (2.40)%    (13.29)%     (0.57)%    (0.48)%     0.97%
----------------------------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------
                                                    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
  FOR THE PERIOD ENDED                                1996        1995        1994        1993
--------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $ 17.10     $ 13.26     $ 14.75     $ 15.00
--------------------------------------------------------------------------------------------------
  Income form investment operations:
     Net investment income                             0.22        0.20        0.25        0.07
     Net realize and unrealized gain (loss)
       on investments                                  2.54        4.24       (0.45)       0.61
--------------------------------------------------------------------------------------------------
  Total form investment operations (loss)              2.76        4.44       (0.20)       0.68
--------------------------------------------------------------------------------------------------
  Less distributions:
     Dividends from net investment income             (0.22)      (0.20)      (0.25)      (0.10)
     Distributors from net realized gain              (2.22)      (0.40)      (1.04)      (0.83)
--------------------------------------------------------------------------------------------------
  Total from distributions                            (2.44)      (0.60)      (1.29)      (0.93)
--------------------------------------------------------------------------------------------------
  Net asset value, end of period                    $ 17.42     $ 17.10     $ 13.26     $ 14.75
--------------------------------------------------------------------------------------------------
  Total return/3/                                     16.37%      33.72%      (1.38)%      4.56%
--------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
     Net assets, end of period (000s)               $24,655     $16,075     $ 9,798     $ 8,996
--------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
     Ratio of expenses to average net assets           2.05%       2.05%       2.01%       0.96%
     Ratio of net investment income to
      average net assets                               1.35%       1.30%       1.75%       0.53%
--------------------------------------------------------------------------------------------------
  Portfolio turnover                                     67%         47%         50%         53%
--------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior
     to waived fees and reimbursed expenses            2.20%       2.17%       2.20%       1.12%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income to average
     net assets prior to waived fees and
     reimbursed expenses                               1.20%       1.18%       1.56%       0.37%
--------------------------------------------------------------------------------------------------

/1/  The Fund charged its fiscal year-end from March 31 to February 28
/2/  The Fund charged its fiscal year-end from December 31 to March 31.
/3/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

U.S. GOVERNMENT ALLOCATION FUND

INVESTMENT OBJECTIVE
The U.S. Government Allocation Fund seeks long-term total return, consistent with reasonable risk.

INVESTMENT POLICIES
We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

PERMITTER INVESTMENTS
The assets classes we may invest in are composed as follows:

 .    Long Term Investments -- We invest in U.S. Treasury bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index have maturities of twenty years or more.

 .    Intermediate-Term Investments -- We invest in U.S. Treasury securities representative of the Lehman Brothers U.S. Government Intermediate Bond Index. Bonds on this Index have maturities of one to twenty years.

 .    Short-Term Investments -- We invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

Under normal market conditions, we invest:

 .    at least 65% of total assets in U.S. Government obligations; and

 .    up to 25% of total assets in foreign obligations qualifying as money market investments.

As long as we keep 65% of assets in U.S. Government obligations, we are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single asset class. The allocation may shift any time.

IMPORTANT RISK FACTORS

We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks.

You should consider the Common Risks on page ___, the General Investment Risks beginning on page ___, and the specific risks listed above. They are all important to your investment choice.

PORTFOLIO MANAGEMENT
The Fund is managed by a team of advisors who, using the Allocation model, jointly make investment decisions for the Funds.


U.S. GOVERNMENT ALLOCATION FUND                             FINANCIAL HIGHLIGHTS

See "Historical Fund Information" on page __.

----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS A SHARES -- COMMENCED
                                                                ON MARCH 31, 1997
                                                                -------------------------------------------------------------------
                                                                    Ended
                                                                February 28,    March 31,     March 31,     Sept 30,      Dec. 31,
FOR THE PERIOD ENDED:                                             1999/1/         1998         1997/2/      1996/3/         1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  14.87        $  14.32      $  14.48      $  14.98      $  13.76
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.57            0.77          0.42          0.59          0.79
  Net realized and unrealized gain (loss)
   on investments                                                  (0.01)           0.55         (0.16)        (0.50)         1.22
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    0.56            1.32          0.26          0.09          2.01
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                             (0.57)          (0.77)        (0.42)        (0.59)        (0.79)
  Distributors from net realized gain                               0.00            0.00          0.00          0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                           (0.57)          (0.77)        (0.42)        (0.59)        (0.79)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  14.86        $  14.87      $  14.32      $  14.48      $  14.98
-----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)/6/                                    3.78%           9.36%         1.75%         0.69%        14.91%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                              $ 74,728        $ 82,958      $ 86,930      $ 98,741      $135,577
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                           1.17%           1.16% /4/     1.00% /4/     1.12% /4/     1.04%
  Ratio of net investment income to
   average net assets                                               4.15%           5.21% /4/     5.70% /4/     5.45% /4/     5.41%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   152%             62% /4/      113% /4/       31% /5/      292%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                               1.22%           1.26% /4/     1.31% /4/     1.20% /4/     1.07%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed
  expenses                                                          4.10%           5.11% /4/     5.39% /4/     5.37% /4/     5.38%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS B SHARES -- COMMENCED
                                                                   ON JANUARY 1, 1995
                                                                   ----------------------------------------------------------------

                                                                        Months
                                                      Dec. 31,       February 28,    March 31,     March 31,    Sept. 30,   Dec. 31,
FOR THE PERIOD ENDED:                                   1994            1999/1/        1998         1997/2/      1996/3/    1995/4/
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  15.71      $   10.82        $  10.42       $  10.54    $  10.91    $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.87           0.34            0.49           0.27        0.36       0.49
  Net realized and unrealized gain (loss)
   on investments                                       (1.95)         (0.01)           0.40          (0.12)      (0.37)      0.91
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (1.08)          0.33            0.89           0.15       (0.01)      1.40
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.87)         (0.34)          (0.49)         (0.27)      (0.36)     (0.49)
  Distributors from net realized gain                    0.00           0.00            0.00           0.00        0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                (0.87)         (0.34)          (0.49)         (0.27)      (0.36)     (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  13.76     $    10.81       $   10.82       $  10.42    $  10.54    $ 10.91
-----------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                           (6.99)%         3.12%           8.64%          1.42%       0.11%     14.11%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                   $140,066     $   18,654       $  14,144       $  7,221    $  6,406    $ 4,077
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 1.01%         1.84%           1.82%/4/       1.61%/4/    1.92%/4/   1.65%
  Ratio of net investment income to
   average net assets                                     5.94%         3.41%           4.40%/4/       5.12%/4/    4.60%/4/   4.31%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         112%          152%             62%/4/        113%/4/      31%/5/    292%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                     1.08%         1.95%           2.08%/4/       2.28%/4/    2.21%/4/   2.36%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed
  expenses                                                5.87%         3.30%           4.14%/4/       4.45%/4/    4.31%/4/   3.60%
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from March 31 to February 28, 1999. /2/ The Fund changed its fiscal year-end from September 30 to March 31.
/3/ The Fund changed its fiscal year-end from December 31 to September 30.
/4/ Ratio includes income and expenses charged to the Master Portfolio.
/5/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 28, 1996 to September 30, 1996 was 87%.
/6/ Total returns don't include any sales charges.

GENERAL INVESTMENT RISKS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Stagecoach Funds. Certain common risks are identified in the Summary of Important Risks on page ___. Other risks of mutual fund investing include the following:

 .    Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .    We cannot guarantee that we will meet our investment objectives.

 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

 .    Share prices -- and therefore the value of your investment -- will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 .    Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 .    An investment in a single Fund, by itself, does not constitute a complete investment plan.

 .    The Asset Allocation and Index Allocation Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 .    The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 .    The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

COUNTER-PARTY RISK -- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

CREDIT RISK -- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

CURRENCY RISK-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

DIPLOMATIC RISK--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

EMERGING MARKET RISK--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

EXPERIENCE RISK--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions:

INFORMATION RISK--The risk that information about a security is either unavailable, incomplete or is inaccurate.

INTEREST RATE RISK--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

LEVERAGE RISK--The risk that a practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

MARKET RISK--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

POLITICAL RISK--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

YEAR 2000 RISK--The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900, and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

INVESTMENT PRACTICE/RISK

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember, each Fund is designed to meet different investment needs and objectives.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

------------------------------------------------------------------------------------------------------------------------------------

                                                                      ASSET ALLOCATION  INDEX ALLOCATION  U.S. GOVERNMENT ALLOCATION

INVESTMENT PRACTICE                          RISK
------------------------------------------------------------------------------------------------------------------------------------

FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates              Interest Rate and        .                 .                 .
that are ajusted either                      Credit Risk
on a schedule or when an index or
benchmar changes.
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
A transaction in which the seller            Credit and               .                 .                 .
of a security agrees to buy back             Counter-Party Risk
a security at an agreed upon time
and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------

OTHER MUTUAL FUNDS
The temporary investment in shares           Market Risk              .                 .                 .
of another mutual fund. A pro rata
portion of the other fund's
expenses, in addition to the
expenses paid by the Funds, will
be borne by Funds shareholders.
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES
Securities in a dollar-denominated           Information, Political   .                 .                 .
debt of non-U.S. companies or                Regulatory, Liquidity,
foreign governments.                         Diplomatic and
                                             Currency Risk
------------------------------------------------------------------------------------------------------------------------------------

OPTIONS
The right or obligation to receive           Credit Information
or deliver a security or cash                and Liquidity Risk
payment depending on the security's
price or the performance of an index
or benchmark.
------------------------------------------------------------------------------------------------------------------------------------

  Stock Index Futures                                                 .                                   .
  Options on Stock Index Futures                                      .                                   .
  Index Swaps                                                         .                 .                 .
  Interest Rate Futures                                               .                 .                 .
  Interest Rate Futures Options                                       .                 .                 .
  Interest Rate Swaps                                                 .                 .                 .
------------------------------------------------------------------------------------------------------------------------------------

LOANS OF PORFOLIO SECURITIES
The practice of loaning securities           Credit                   .                 .                 .
to brokers, dealers and financial            Counter-Party
institutions to increase return on           and
those securities. Loans may be made          Leverage Risk
in accordance with existing
investment policies
------------------------------------------------------------------------------------------------------------------------------------

BORROWING POLICIES
The ability to borrow an equivalent          Leverage Risk            .                 .                 .
of 20% (10% for Index Allocation) of
assets from banks for temporary
purposes to meet shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------

LIQUID SECURITIES
A security that cannot be readily sold,      Liquidity Risk           .                 .                 .
or cannot be readily sold without
negatively affecting its fair price.
Limited to 15% of assets for Asset
Allocation and US. Government Allocation
Funds 10% of assets for index Allocation
Fund.
------------------------------------------------------------------------------------------------------------------------------------

PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded      Liquidity Risk           .                 .                 .
but which may be resold in accordance
with Rule 144A of the Securities Act 1933.
------------------------------------------------------------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS


A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the statement of additional information for the Funds.

ABOUT STAGECOACH

Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which require shareholder vote to change, if the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

--------------------------------------------------------------------------------
                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------
                     Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          INVESTMENT ADVISOR                        CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                       Barclays Global Investors, N.A.
525 Market St., San Francisco, CA            45 Fremont St., San Francisco, CA
Manages the Funds' investment                Provides safekeeping for the
activities                                   Funds' assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
                                Barclays Global
                                 Fund Advisors
                               45 Fremont Street
                               San Francisco, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             SHAREHOLDER
                                             TRANSFER         SERVICING
   DISTRIBUTOR       ADMINISTRATOR            AGENT            AGENTS
--------------------------------------------------------------------------------

Stephens Inc.      Wells Fargo Bank,    Wells Fargo Bank,    Various Agents
                   N.A.                 N.A.
111 Center St.     525 Market St.       525 Market St.
Little Rock, AR    San Francisco, CA    San Francisco, CA
Markets the Funds  Manages the          Maintains records    Provide
and distributes    Funds' business      of shares and        services to
Fund shares        activities           supervises the       customers
                                        paying of dividends
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SHAREHOLDERS
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

THE INVESTMENT ADVISOR
Wells Fargo Bank provides portfolio management and fundamental security analysis services as the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1998, Wells Fargo Bank and its affiliates managed over $121 billion in assets. The Funds pay Wells Fargo Bank for advisory services as shown as management fee in the Summary of Expenses section of this prospectus.

THE SUB-ADVISOR
Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Funds. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of January 31, 1999 BGFA managed or provided investment advice for assets aggregating in excess of $27 billion.

THE ADMINISTRATOR
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors.

SHAREHOLDER SERVICING PLAN
We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For the Class A shares of the Index Allocation Fund, the Fund has a Shareholder Administrative Servicing Plan. Where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plan applicable to these shares.

------------------------------------------------------------------------------------------------------------
                                                                                 Class A   Class B   Class C
------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                              .25%      .25%      .25%
------------------------------------------------------------------------------------------------------------
Index Allocation Fund                                                              .25%      .25%      .25%
------------------------------------------------------------------------------------------------------------
U.S. Government Allocation Fund                                                    .25%      .25%      N/A
------------------------------------------------------------------------------------------------------------

A CHOICE OF SHARE CLASSES

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 .  CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.
 . CLASS B SHARES - with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.
 . CLASS C SHARES - with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Asset Allocation and Index Allocation Funds only. They are similar to Class B shares, with some important differences. Unlike Class B hares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. The money market funds listed in this prospectus do not impose sales charges on the purchase of Class A shares. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

------------------------------------------------------------------------------------------------
                   CLASS A SHARES LISTED IN THIS PROSPECTUS
                   HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
------------------------------------------------------------------------------------------------
                                    FRONT-END SALES      FRONT-END SALES       DEALER
                                      CHARGE AS %          CHARGE AS %        ALLOWANCE
             AMOUNT                   OF PUBLIC          OF NET AMOUNT      AS % OF PUBLIC
          OF PURCHASE              OFFERING PRICE          INVESTED         OFFERING PRICE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Less than $50,000                       4.50%             4.71%            4.00%
--------------------------------------------------------------------------------------------------------
$50,000 to $99,999                      4.00%             4.17%            3.50%
--------------------------------------------------------------------------------------------------------
$100,000 to $249,999                    3.50%             3.63%            3.00%
--------------------------------------------------------------------------------------------------------
$250,000 to $499,999                    2.50%             2.56%            2.25%
--------------------------------------------------------------------------------------------------------
$500,000 to $999,999                    2.00%             2.04%            1.75%
--------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/                  0.00%             0.00%            1.00%
--------------------------------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

CLASS B SHARE CDSC SCHEDULE
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

------------------------------------------------------------------------------------------------------------------------------------

                                           CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE
                                               THE FOLLOWING SALES CHARGE SCHEDULE:
REDEMPTION WITHIN        1 YEAR          2 YEARS          3 YEARS           4 YEARS          5 YEARS        6 YEARS        7 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                          5.00%           4.00%            3.00%             3.00%            2.00%          1.00%         A Shares
------------------------------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.

After July 17, 1999, purchases of Class B shares are subject to the following sales charge schedule:

------------------------------------------------------------------------------------------------------------------------------------

                                           CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE
                                               THE FOLLOWING SALES CHARGE SCHEDULE:
REDEMPTION WITHIN        1 YEAR          2 YEARS          3 YEARS           4 YEARS          5 YEARS        6 YEARS        7 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CDSC                      5.00%           4.00%            3.00%             3.00%            2.00%          1.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

CLASS C SHARE CDSC SCHEDULE
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

REDUCED SALES CHARGES

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:

 .  You pay no sales charges on Fund shares you buy with REINVESTED distributions.
 .  You pay a lower sales charge if you are investing an amount over a
   BREAKPOINT LEVEL.  See the "Class A Share Sales Charge Schedule" above.
 . By signing a LETTER OF INTENT (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
 . RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach or Norwest Advantage front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.
 . If you are REINVESTING THE PROCEEDS OF A STAGECOACH FUND REDEMPTION for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.
 . You may reinvest into a Stagecoach Fund with no sales charge a REQUIRED distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 .  a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;
 . a trustee or fiduciary purchasing for a single fiduciary relationship; or . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940 ("1940 Act")), and related parties of such a "Company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
If you plan to invest, for example, $100,000 in a Stagecoach or Norwest Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!

CLASS B AND CLASS C SHARE CDSC REDUCTIONS:
 . You pay no CDSC on Funds shares you purchase with REINVESTED distributions. . We waive the CDSC for all redemptions made because of SCHEDULED OR MANDATORY distributions for certain retirement plans. (See your retirement plan disclosure for details.)
 .  We waive the CDSC for redemptions made in the event of the SHAREHOLDER'S
   DEATH OR FOR A DISABILITY SUFFERED AFTER PURCHASING SHARES. ("Disability" is defined by the Internal Revenue Code of 1986.)
 . We waive the CDSC for redemptions made at the DIRECTION of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.
 .  We waive Class C share CDSC for certain types of accounts.

For Class B shares purchased outside of an IRA or other qualified plan after July 17, 1999, no CDSC is imposed on withdrawals that occur under the following circumstances:

 .  Withdrawals are made by participating in the Systematic Withdrawal Plan;
 .  Withdrawals may not exceed 10% of your fund assets annually based on your anniversary date in the Systematic Withdrawal Plan; and . you must participate in the dividend and capital gain reinvestment program.

WAIVER FOR CERTAIN PARTIES
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .  Current and retired employees, directors and officers of:
   .  Stagecoach Funds and its affiliates;
   .  Wells Fargo Bank, Norwest Bank and their affiliates;
   .  Stephens and its affiliates; and
   .  Broker-Dealers who act as selling agents.
 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director of officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

DISTRIBUTION PLAN
We have adopted Distribution Plans for the Class A, Class B and Class C shares of the Funds. The plans authorize the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The fees paid under these plans are as follows:

------------------------------------------------------------------------------------------
FUND                                           Class A       Class B          Class C
------------------------------------------------------------------------------------------
Asset Allocation Fund                           .05%          .70%              .75%
------------------------------------------------------------------------------------------
Index Allocation Fund                           .25%          .75%              .75%
------------------------------------------------------------------------------------------
U.S. Government Allocation Fund                 .05%          .75%              N/A
------------------------------------------------------------------------------------------

These fees are paid out of the Funds' assets on an on-going basis. Overtime, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .  You should carefully read the Prospectus for the Fund into which you wish to exchange.
 .  Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .  Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).
 .  Exchanges between Class B shares, between Class C shares or between either
   Class B or Class C shares and a Wells Fargo money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.
 .  Exchanges from any share class to a money market fund can only be re-
   exchanged for the original share class.
 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.
 . You may make exchanges between like share classes. You may also exchange from Class A, Class B or Class C shares and non-institutional class shares to a non-institutional money market fund.

YOUR ACCOUNT

This section tells you how Fund shares are priced, how to open an account and how to buy and sell Fund shares once your account is open.

PRICING FUND SHARES:
 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 . We determine the Net Asset Value ("NAV") of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.
 . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before these times is processed the same day. Requests we receive after the cutoff times are processed the next business day.
 .  The funds are open for business on each day the NYSE is open for business.
   NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

YOU CAN BUY FUND SHARES:
 .  By opening an account directly with the Fund (simply complete and return a
   Stagecoach Funds application with proper payment);
 . Through a brokerage account with an approved selling agent; or . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

MINIMUM INVESTMENTS:
 . $1,000 per Fund minimum initial investment;/1/ or . $100 per Fund if you use the Systematic Purchase Program; and . $100 per Fund for all investments after your first.

/1/ Purchases of Class B shares in amounts of $250,000 or more require the prior approval of your selling agent.

We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

                       IMPORTANT SHAREHOLDER INFORMATION
The instructions below describe how to by and sell shares through the period Ended July 17, 1999. After that date, please refer to the instructions on page ___ to ____.

HOW TO BUY SHARES
The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.


----------------------------------------------------------------------------------------------
BY MAIL
----------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
----------------------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to
 invest.  Failure to complete an application properly may result
 in a delay in processing your request.                               MAIL TO:
 ----------------------------------------------------------------
                                                                      Stagecoach Funds
 Enclose a check for at least $1,000 made out in the full name        PO Box 7066
 and share class of the Fund.  For example, "Asset Allocation         San Francisco, CA
  Fund, Class B."                                                     94120-9201
 -----------------------------------------------------------------
 You may start your account with $100 if you elect the Systematic
 Purchase plan option on the application.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
----------------------------------------------------------------------------------------------
 Make a check payable to the full name and share class of your        MAIL TO:
 Fund for at least $100.  Be sure to write your account number        Stagecoach Funds
 on the check as well.                                                PO Box 7066
                                                                      San Francisco, CA
                                                                      94120-9201
-----------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
----------------------------------------------------------------------------------------------

YOUR ACCOUNT (CONT'D)

---------------------------------------------------------------------------------------------------
BY WIRE
---------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
---------------------------------------------------------------------------------------------------
IF YOU DO NOT CURRENTLY HAVE AN ACCOUNT, COMPLETE A STAGECOACH     MAIL TO:
FUNDS APPLICATION.  YOU MUST WIRE AT LEAST $1,000.  BE SURE TO     Stagecoach Funds
INDICATE THE FUND NAME AND THE SHARE CLASS INTO WHICH YOU          PO Box 7066
INTEND TO INVEST.                                                  San Francisco, CA
                                                                   94120-9201
-----------------------------------------------------------------
Mail the completed application.                                    FAX TO:
-----------------------------------------------------------------
                                                                   1-415-546-0280
You may also fax the completed application (with original to follow).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
---------------------------------------------------------------------------------------------------
INSTRUCT YOUR WIRING BANK TO TRANSMIT AT LEAST $100 ACCORDING TO   WIRE TO:
THE INSTRUCTIONS GIVEN TO THE RIGHT.  BE SURE TO HAVE THE          Stagecoach Funds
WIRING BANK INCLUDE YOUR CURRENT ACCOUNT NUMBER AND THE NAME       PO Box 7066
YOUR ACCOUNT IS REGISTERED IN.                                     San Francisco, CA
                                                                   94120-9201
-----------------------------------------------------------------

                                                                   Bank Routing Number:
                                                                   121000248

                                                                   Wire Purchase Account Number:
                                                                   4068-000587

                                                                   Attention:
                                                                   Stagecoach Funds (Name
                                                                   of Fund and Share Class)

                                                                   Account Name:
                                                                   (Registration Name Indicated
                                                                   on Application)
                                                                   --------------------------------

YOUR ACCOUNT (CONT'D)
-------------------------------------------------------------------------------------------------
BY PHONE
-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
-------------------------------------------------------------------------------------------------
You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Funds Trust Account.
                                                                     CALL:
-----------------------------------------------------------------
Call Investor Services and instruct the representative to either:    1-800-222-8222
 .  transfer at least $1,000 from a linked settlement account, or
 .  exchange at least $1,000 worth of shares from an existing
   Stagecoach Fund.  Please see "Exchanges" for special rules.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
-------------------------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:    CALL:
 .  transfer at least $100 from a linked settlement account, or       1-800-222-8222
 .  exchange at least $100 worth of shares from another
   Stagecoach Fund.
-------------------------------------------------------------------------------------------------

SELLING SHARES:
The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

-------------------------------------------------------------------------------------------------
BY MAIL
-------------------------------------------------------------------------------------------------
IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
-------------------------------------------------------------------------------------------------
Write a letter stating your account registration, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full
Redemption").
-----------------------------------------------------------------
Make sure all the account owners sign the request.
-----------------------------------------------------------------
You may request that redemption proceeds be sent to you by           MAIL TO:
check, by ACH transfer into a bank account, or by wire.  Please      Stagecoach Funds
call Investor Services regarding requirements for linking bank       PO Box 7066
accounts or for wiring funds.  We reserve the right to charge a      San Francisco, CA
fee for wiring funds although it is not currently our practice       94120-9201
to do so.
-----------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000.  You can get a signature guarantee at financial institutions such as a bank or brokerage house.  We do not
accept notarized signatures.
-------------------------------------------------------------------------------------------------

YOUR ACCOUNT

---------------------------------------------------------------
                      FOR TRANSACTIONS AFTER JULY 17, 1999


HOW TO BUY SHARES
The following section explains how you can buy shares directly from stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling Agent.

BY MAIL
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------------------------------------
Complete a Stagecoach Fund application. Be sure to indicate the Fund name and the share class into which you intend to invest. Failure to complete an application
properly may result in a delay in processing your request.                              MAIL TO:
----------------------------------------------------------------------------------
Enclose a check for a least $1,000 made out in the full name and share class            Stagecoach Funds, Inc.
of the Fund. For example "Growth Fund Class ?"                                          PO box 8266
                                                                                        Boston, MA
                                                                                        02266-8266
----------------------------------------------------------------------------------
You may start your account with $100 if you elect the systematic Purchase Plan option on the application.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------------------------------------
                                                                                        MAIL TO:
Make a check payable to the full name and share of your class of your Fund              Stagecoach Funds, Inc.
for at least $100. Be sure to write your account number on the check as well.           PO Box 8266
                                                                                        Boston, MA
                                                                                        02266--8266
--------------------------------------------------------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------------------------------------



BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------------------------------------
If you do not currently have an account, complete a Stagecoach Funds             MAIL TO:
application. You must write as least $1,000. Be sure to indicate the Fund        Stagecoach Funds, Inc.
name and the share class into which you intend to invest.                        PO Box 8266
-----------------------------------------------------------------------------
                                                                                 Boston, MA
Mail the completed application.                                                  02266-8266

You may also fax the completed application (with original to follow).            FAX TO:
You must first call BFDS at 1-800-222-8222 to notify them of an                  1-(617) 483-5765
incoming wire trade.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------------------------------------
Instruct your wiring bank to transmit at least     WIRE TO:
$100 according to the instructions given to        Stagecoach Funds, Inc.
the right. Be sure to have the wiring bank         c/o Stage Street Bank & Trust
include your current account number and the        Boston, MA
name your account is registered in.                Bank Routing Number
 -----------------------------------------------
                                                   ABA 011000028
                                                   Wire Purchase Account Number:
                                                   9905-437-1
                                                   Attention:
                                                   Stagecoach Funds (Name of Fund and share Class)
                                                   Account Name:
                                                   (Registration Name Indicated on Application)
                                                 -------------------------------------------------------------



YOUR ACCOUNT

--------------------------------------------------------------------------------------------------------------

BY PHONE
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
------------------------------------------------------------------------
You can only make you first purchase of a Fund by phone if you already
have an existing Stagecoach Funds Account.                                           CALL:
------------------------------------------------------------------------
Call investor Services and instruct the representative to either:                    1-800-222-8222
 .  transfer at least $1,000 from a linked settlement account, or
 .  exchange at least $1,000 worth of shares from an existing Wells
   Fargo Fund, Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:                    CALL:
 .  transfer at least $100 from a linked settlement account, or                       1-800-222-8222
 .  exchange at least $100 worth of shares from another Wells Fargo
   Fund.
--------------------------------------------------------------------------------------------------------------

SELLING SHARES:
The following section explains how you can sell shares held directly through an account with Stagecoach funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent

BY MAIL

IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
---------------------------------------------------------------------------------------------------------------

Write a letter stating your account registration, you account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption")
--------------------------------------------------------------------------------
Make sure all the account owners sign the request.                                   MAIL TO:
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check                     Stagecoach Funds, Inc.
by ACH transfer into a bank account, or by wire. Please call investor                PO Box 8266
services regarding requirements for linking bank accounts or for wiring              Boston, MA
funds. We reserve the right to charge fee for wiring funds although its              02266-8266
is not currently our practice to do so.

--------------------------------------------------------------------------------
??????? ????????? fare required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


YOUR ACCOUNT (CONT'D)

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Taxpayer
Identification Number.
-----------------------------------------------------------------------------
Unless you have instructed us otherwise only one account
owner needs to call in redemption requests.
-----------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by
check, by transfer into an ACH-linked bank account, or by wire.
Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to
charge a fee for wiring funds although its not currently our     CALL:
practice to do so.                                                1-800-222-8222
-----------------------------------------------------------------------------
telephone privileges are automatically made available to you unless you specifically decline them on your application or
subsequently in writing.
-----------------------------------------------------------------------------
Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who
provides reasonable confirmation of their identity, such as
providing the Taxpayer identification Number on the account.
We will not be liable for any losses incurred if we follow
telephone instructions we reasonably believe to be genuine.
-----------------------------------------------------------------------------
Telephone requests are not accepted if the address on your
account was changed by phone in the last 15 days.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
-------------------------------------------------------------------------------
We determine the NAV of the funds each day as of the close of regular trading on the NYSE, which is generally 1:00 PM (Pacific time) /3:00 P.M. (Central time).
-------------------------------------------------------------------------------
Your redemptions are not net of any applicable CDSC
-------------------------------------------------------------------------------
We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.
-------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
-------------------------------------------------------------------------------
We reserve the right to delay payment of a redemption so that we may reasonably certain that investments made by check or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
-------------------------------------------------------------------------------
Generally. We pay redemption requests in cash unless the redemption request is for more than $250.000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND OTHER INFORMATION

AUTOMATIC PROGRAMS:
These programs help you conveniently purchase and/or redeem shares each month. Call Investor Services 1-800-222-8222 for more information.

 . SYSTEMATIC PURCHASE PLAN - With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, specify an amount of at least $100, and tell us the day of the month you would like the money invested. If you do not specify a date, we will transfer the money and invest in shares of the Fund you select on or about the 25th day of the month.

 . SYSTEMATIC EXCHANGE PLAN - With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100, and the exchange will take place on or about the 25th of each month. See the "Exchanges" section of this prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

 . SYSTEMATIC WITHDRAWAL PLAN - With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100 and we will sell your shares equal to that amount on or about the 25th of each month. To participate in this program, you:
   .  must have a Fund account value at $10,000 or more;
   . must have your distributions reinvested; and . may not simultaneously participate in the Systematic Purchase Plan.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We automatically cancel your program if the linked bank account your specified is closed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS OPTIONS
The Funds in this Prospectus pay dividends periodically and make capital gains distributions annually. The equity funds, except the Small Cap Fund, pay any dividends quarterly. The Small Cap Fund pays any dividends annually. The income and money market funds pay any dividends monthly.

We offer the following distribution options:

 . AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 . CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

TWO THINGS TO KEEP IN MIND ABOUT DISTRIBUTIONS
Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES
The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

Dividends distributed from the Tax-Free Income Fund and Municipal Money Market Fund attributable to their net interest income from tax-exempt securities will not be subject to federal income tax. Dividends distributed from these and the other Funds attributable to their income from other investments and net short-term capital gain (generally, the excess of net short-term capital gains over net long-term capital losses) will be taxable to you as ordinary income. Corporate shareholders may be able to deduct a portion of their dividends when determining their taxable income.

We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

IMPORTANT INFORMATION FOR SHAREHOLDERS
On March 25, 1999, the Board of Directors of Stagecoach Funds Inc (the "Company") approved the reorganization of the Company's Funds into new portfolios of Wells Fargo funds Trust ("Funds Trust"). The reorganization is part of a larger plan to consolidate the Wells Fargo Bank-advised fund family with the Norwest Advantage fund family following last November's merger of Wells Fargo & Company an Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders meeting that is planned for August 1999.

If the reorganization is approved by shareholders the U.S. Government Allocation Fund will be reorganized into the Funds Trust Intermediate Government Income Fund. Although, respectively, the investment objectives are substantially similar, the principal investment strategies may differ somewhat.

All of the other Funds of the Company will, if approved by shareholders, be reorganized into new portfolios of Funds Trust that have Investment objectives and strategies that are substantially identical to the corresponding Funds, in most cases, these substantially identical Funds Trust portfolios will not absorb other funds.


The Funds Trust portfolios are not yet available for purchase but corresponding portfolios within either the Stagecoach fund family or the Norwest Advantage fund family are currently available. No shareholder action is necessary at this time. The Company's proxy materials, which are expected to be mailed in June to all persons who are shareholders on May 6, 1999, will describe the reorganization in detail, including any effect on expense ratios. If you buy your shares after that date you will not be entitled to vote on the reorganization, but you may request a copy of the proxy materials.

Investors should be aware that for certain share classes of certain Funds, expense ratio increases of up to 0.14% are contemplated. In other cases, expense ratios are expected to remain unchanged or decline. For the allocation portfolios the reorganization is expected to be a tax-free transaction. The reorganization will not trigger any sales charges.

If you have any questions or, after early June, if you would like to request a copy of the proxy materials, you should call 1-800-222-8222.

GLOSSARY

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

ANNUAL AND SEMI-ANNUAL REPORT
A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

ASSET-BACKED SECURITIES
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

BELOW INVESTMENT-GRADE
Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

BUSINESS DAY
Any day the New York Stock Exchange is open is a business day for the Funds.

CAPITAL APPRECIATION, CAPITAL GROWTH
The increase in the value of a security. See also "total return."

CAPITALIZATION
When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

CAPITAL STRUCTURE
Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

COMMERCIAL PAPER
Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

CONVERTIBLE DEBT SECURITIES
Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

CURRENT INCOME
Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

DEBT SECURITIES
Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

DERIVATIVES
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

DISTRIBUTIONS
Dividends and/or capital gains paid by a Fund on its shares.

DIVERSIFIED
A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

DOLLAR-DENOMINATED
Securities issued by foreign banks, companies or governments in U.S. dollars.

DOLLAR ROLLS
Similar to a reverse Repurchase Agreement, dollar rolls are simultaneous agreements to sell a security held in a portfolio and to purchase a similar security at a future date at an agreed-upon price.

DURATION
A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC
FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA
FNMA securities are known as "Fannie Maes" are issued by the Federal National Mortgage Association, and FHLMC securities as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

GNMA
GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

HEDGE
Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

ILLIQUID SECURITY
A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

INITIAL PUBLIC OFFERING
The first time a company's stock is offered for sale to the public.

INVESTMENT-GRADE DEBT
A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

LIQUIDITY
The ability to readily sell a security at a fair price.

MONEY MARKET INSTRUMENTS
High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

MOODY'S
A nationally recognized ratings organization.

NATIONALLY RECOGNIZED RATING ORGANIZATION (NRRO)
A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

NET ASSET VALUE (NAV)
The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 P.M. (Pacific time).

OPTIONS
An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PRESERVATION OF CAPITAL
The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.

PRINCIPAL STABILITY
The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

PUBLIC OFFERING PRICE (POP)
The NAV with the sales load added.

PRICE-TO-EARNINGS RATIO
The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

REPURCHASE AGREEMENT
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

RUSSELL 1000 INDEX
An index comprised of 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

RUSSELL 2000 INDEX
An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

SELLING AGENT
A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

SHAREHOLDER SERVICING AGENT
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

SIGNATURE GUARANTEE
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 INDEX
Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

STATEMENT OF ADDITIONAL INFORMATION
A document that supplements the disclosure made in the Prospectus.

STRIPPED TREASURY SECURITIES
Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

TAXPAYER IDENTIFICATION NUMBER
Usually the social security number for an individual or the Employer Identification Number for a corporation.

TOTAL RETURN
The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

TURNOVER RATIO
The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

UNDERVALUED
Describes a stock that is believed to be worth more than its current price.

U.S. GOVERNMENT OBLIGATIONS
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

VALUE STRATEGY
A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

WARRANTS
The right to buy a stock at a set price for a set time.

WEIGHTED-AVERAGE MATURITY
The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

ZERO COUPON BONDS
Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.

BACK COVER

STAGECOACH FUNDS

You may wish to review the following documents:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT
provides certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

These documents are available free of charge:
Call 1-800-222-8222, or
Write to:
PO Box 7066
San Francisco, CA  94120-7066

Visit the SEC's web site:
http://www.sec.gov, or

Request copies for a fee by writing to:
SEC Public Reference Room, Washington, DC  20549-6009
(call:  1-800-SEC-0330 for details)

             =====================================================
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             =====================================================

ICA Reg. No. 811-6419                                             SC AA P (6/99)

                            STAGECOACH FUNDS, INC.
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated June 30, 1999

                             ASSET ALLOCATION FUND
                             INDEX ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                         CLASS A, CLASS B AND CLASS C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ASSET ALLOCATION, INDEX ALLOCATION and U.S. GOVERNMENT ALLOCATION FUNDS. Each Fund offers Class A shares and Class B shares. The Asset Allocation and Index Allocation Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated June 30, 1999. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
Historical Fund Information...........................................................    1
Investment Restrictions...............................................................    1
Investment Models.....................................................................    5
Additional Permitted Investment Activities............................................    9
Risk Factors..........................................................................   20
Management............................................................................   22
Performance Calculations..............................................................   37
Determination of Net Asset Value......................................................   45
Additional Purchase and Redemption Information........................................   45
Portfolio Transactions................................................................   46
Fund Expenses.........................................................................   48
Federal Income Taxes..................................................................   49
Capital Stock.........................................................................   55
Other.................................................................................   58
Counsel...............................................................................   58
Independent Auditors..................................................................   58
Financial Information.................................................................   58
Appendix..............................................................................  A-1

                          HISTORICAL FUND INFORMATION

     The Company's Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was November 13, 1986. The Class B shares commenced operations on January 1, 1995, and the Class C shares commenced operations on April 1, 1998.

     The Company's Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. The Overland Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the consolidation of the Company and Overland (the "Consolidation"), the Fund had only nominal assets. As a result of the Consolidation, the Overland Index Allocation Fund was reorganized as the Company's Index Allocation Fund on December 12, 1997, and shareholders of the Overland Index Allocation Fund's Class A and Class D shares became Class A and Class C shareholders, respectively, of the Company's Index Allocation Fund.

     The Company's U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was March 31, 1987. The Class B shares commenced operations on January 1, 1995, and the Class C shares commenced operations on April 1, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Asset Allocation Fund and U.S. Government Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities (but the Fund will not do so unless the U.S. Securities and Exchange Commission ("SEC") staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets

(but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

     Each of the Asset Allocation and U.S. Government Allocation Funds may make loans in accordance with its investment policies.

     As a fundamental policy, each of the Asset Allocation and U.S. Government Allocation Funds may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Index Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); (ii) obligations of the United States Government, its agencies or instrumentalities; (iii) any industry in which the S&P Index becomes concentrated to the same degree during the same period; and (iv) the obligations of domestic banks;

     (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

     (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

     (6)  make investments for the purpose of exercising control or management;

     (7) issue senior securities, except to the extent the activities of the Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); nor

     (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     In addition, the Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity, and except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

     The Fund may not, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment model used by Barclays Global Fund Advisors ("BGFA") to manage each Fund's portfolio.

     Asset Allocation Model.  BGFA compares the Asset Allocation Fund's
     ----------------------
investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation.
The model's recommendations are presently made in 5% increments.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the

Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     Index Allocation Model.  BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     U.S. Government Allocation Model.  BGFA compares the U.S. Government
     --------------------------------
Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the U.S. Government Allocation Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the Model is run daily to determine the recommended allocation. The Model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bonds
     -----

     The Funds may purchase U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the portfolio of the Funds is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by BGFA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.

     Derivative Securities
     ---------------------

     Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Funds may purchase are considered derivatives. The Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Index Allocation Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Asset Allocation, Index Allocation and U.S. Government Allocation Funds also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Funds may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. Wells Fargo Bank, as investment advisor, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date a Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments by the Funds in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Funds will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by a Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Index Allocation Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

     The Asset Allocation, Index Allocation and U.S. Government Allocation Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive. The Funds may invest up to 10% of their net assets in interest-rate and index swaps.

     Foreign Currency Transactions. The Asset Allocation and U.S. Government Allocation Funds may enter into foreign currency transactions. When a Fund enters into a foreign currency transaction or forward contract, such Fund deposits, if required by applicable regulations, with the Fund's custodian cash or high-grade debt securities in a segregated account an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices.
Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank or BGFA will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay such Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Advisor, or its Distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     Each Fund may invest varying percentages of their assets in money market instruments. In addition, the Funds may invest temporary cash balances in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $ 1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor;
(iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

     Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank or BGFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association ("GNMA")) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")) or bonds collateralized by any of the foregoing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     Each Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement.

The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Unrated Investments
     -------------------

     The Funds, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     When-Issued Securities
     ----------------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to such Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations
Name, Age and Address           Position          During Past 5 Years
---------------------           --------          -------------------

Jack S. Euphrat, 75             Director               Private Investor.
415 Walsh Road
Atherton, CA 94027


*R. Greg Feltus, 46             Director,              Executive Vice President of Stephens Inc.;
                                Chairman and           President of Stephens Insurance Services Inc.;
                                President              Senior Vice President of Stephens Sports
                                                       Management Inc.; and President of Investor
                                                       Brokerage Insurance Inc.

Thomas S. Goho, 55              Director               Associate Professor of Finance of the School
321 Beechcliff Court                                   of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                               University since 1982.

Peter G. Gordon, 54             Director               Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                               Water Company and President of Crystal Geyser
55 Francisco St.                                       Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57            Director               President of Westchester Community College
75 Grasslands Road                                     since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                    University Teachers College since 1976.

*W. Rodney Hughes, 71           Director               Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53            Director               Private Investor; Chairman of Home Account
4 Beaufain Street                                      Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                   of Renaissance Properties Ltd.; President of
                                                       Morse Investment Corporation; and Co-Managing
                                                       Partner of Main Street Ventures.

Richard H. Blank, Jr., 41       Chief Operating        Vice President of Stephens Inc.; Director of
                                Officer,               Stephens Sports Management Inc.; and Director
                                Secretary and          of Capo Inc.
                                Treasurer

                              Compensation Table
                        Period ended February 28, 1999
                        ------------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
Name and Position                       from Registrant                      Wells Fargo Fund Complex
-----------------                       ---------------                      ------------------------
Jack S. Euphrat                             $25,750                                  $34,500
   Director

R. Greg Feltus                              $     0                                  $     0
   Director

Thomas S. Goho                              $25,750                                  $34,500
   Director

Peter G. Gordon                             $24,250                                  $30,500
   Director

Joseph N. Hankin                            $25,750                                  $34,500
   Director

W. Rodney Hughes                            $25,250                                  $33,000
   Director

Robert M. Joses                             $ 1,500                                  $ 4,000
   Director

J. Tucker Morse                             $25,250                                  $33,000
   Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complexes as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate, indicated below, of each Fund's average daily net assets:


                                                      Annual Rate
                 Fund                        (as percentage of net assets)
                 ----                         ----------------------------
           Asset Allocation                     0.50% up to $250 million
                                                0.40% next $250 million
                                                0.30% over $500 million

           U.S. Government Allocation           0.50% up to $250 million
                                                0.40% next $250 million
                                                0.30% over $500 million

           Index Allocation                     0.70% up to $500 million
                                                0.60% over $500 million

     Asset Allocation and U.S. Government Allocation Funds.  Prior to April 29,
     -----------------------------------------------------
1996, the Funds each invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     Index Allocation Fund.  Prior to the Consolidation, Wells Fargo Bank served
     ---------------------
as Investment Advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                         Eleven Months Ended                   Year Ended
                                               2/28/99                           3/31/98
                                             ----------                        ----------
                                    Fees Paid       Fees Waived       Fees Paid        Fees Waived
                                  --------------  ---------------  ----------------  ---------------
Asset Allocation                      $5,217,515          $     0        $4,747,339         $  7,060
U.S. Government Allocation            $  434,501          $43,152        $  359,100         $108,848
Index Allocation                      $1,008,438          $   846        $  226,717         $  9,389

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Asset Allocation or U.S. Government Allocation Funds, the predecessor portfolio or the Master Portfolios.

                                                     Six-Month       Nine-Month
                                    Year Ended      Period Ended    Period Ended
Fund                                  3/31/98         3/31/97        9/30/96/1/
----                                  -------         -------        ----------
Asset Allocation/1/                  $4,754,399    $2,132,577        $ 3,117,722
U.S. Government
     Allocation                      $  467,948    $  254,002        $   539,657

______________________

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

          For the periods indicated below, Wells Fargo Bank paid the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Index Allocation Fund or the predecessor portfolio, except during 1996 it waived $1,324 in advisory fees payable by the Fund's predecessor portfolio.

                                 Three-Month
                                 Period Ended       Year Ended         Year Ended
Fund                               3/31/98           12/31/97           12/31/96
----                              --------           --------           --------
Index Allocation/2/                $236,106          $742,203            $525,093

__________________
/2/  These amounts reflect amounts paid by the Overland predecessor portfolio.


     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged BGFA to serve as
     ----------------------
Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitors the performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. BGFA and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Asset Allocation and Index Allocation Funds' average daily net assets, 0.15% of the next $500 million of the Funds' net assets, and 0.10% of net assets over $1 billion. As compensation for sub-advisory services for the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $100 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $50 million of the Fund's net assets, and 0.03% of net assets over $150 million. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     The predecessor Master Portfolios were also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, BGFA was entitled to receive the fees described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets, and 0.15% of the U.S. Government Allocation Fund's average daily net assets plus an annual payment of $40,000.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-advisor to the Funds and the predecessor portfolios under substantially similar terms as are currently in effect.

     For the period indicated below, the Funds paid to BGFA the following sub-advisory fees, without waivers:

                                            Eleven                               Six-Month
                                          Months Ended       Year Ended         Period Ended
           Fund                             2/28/99           3/31/98             3/31/97
           -----                            --------         ----------          --------
Asset Allocation/1/                         $                 $2,262,864           $ 52,443
U.S. Government Allocation/1/               $                 $  123,818           $  9,971
Index Allocation/2/                         $                 $  209,220           $201,715

________________

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts reflect amounts paid by the corresponding Master Portfolio.

/2/ Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     For the periods indicated below Wells Fargo Bank paid to BGFA/WFNIA the sub-advisory fees indicated. No sub-advisory fees were waived during these periods.

                                           Nine-Month
                                           Period Ended
     Fund                                   9/30/96/1/
     -----                                 -----------
Asset Allocation                           $ 1,714,245
U.S. Government Allocation                 $   192,067

____________________

/1/ These amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

          For the periods indicated below Wells Fargo Bank to BGFA/WFNIA the sub-advisory fee indicated. No sub-advisory fees were waived during these periods.

                                            Year Ended
     Fund                                    12/31/96
     ----                                    --------
Index Allocation/1/                          $ 210,226

____________________
/1/  These amounts reflect amounts paid by the Overland predecessor portfolio.


     General.  Each Fund's Sub-Advisory Contract will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually

(i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Company's Board of Directors, including a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Prior to February 1, 1997, Stephens served as sole Administrator to the Funds. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to receive for its services a fee of 0.05% of the Asset Allocation and U.S. Government Allocation Funds' average daily net assets. Stephens was entitled to receive a monthly fee from the Index Allocation predecessor portfolio at the annual rate of 0.10% of its average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the periods indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                                                Eleven Months
                                                                    Ended
                                                                   2/28/99
                                                                  --------
       Fund                                    Total             Wells Fargo              Stephens
       ----                                    -----            -------------            ---------
Asset Allocation                           $1,057,283                $454,632              $602,651
U.S. Government Allocation                 $   60,830                $ 26,157              $ 34,673
Index Allocation/1/                        $  100,844                $ 43,363              $ 57,481

                                                                  Year-Ended
                                                                   3/31/98
                                                                   --------
     Fund                                     Total              Wells Fargo              Stephens
     ----                                     -----             -------------            ----------
Asset Allocation                             $826,553             $553,791                $272,762
U.S. Government Allocation                   $ 56,777             $ 38,041                $ 18,736
Index Allocation/1/                          $ 22,279             $ 14,927                $  7,352

_________________
/1/  This amount is for the three-month period ended 3/31/98.


     For the periods indicated below, the Asset Allocation and U.S. Government Allocation Funds and the predecessor portfolio paid to Stephens the following dollar amounts for administration fees:

                                         Six-Month         Nine-Month
                                        Period Ended       Period Ended
     Fund                                 3/31/97             9/30/96
     ----                                --------            --------
Asset Allocation                         $186,005            $257,419
U.S. Government Allocation               $ 15,092            $ 32,354

     For the periods indicated below, the Index Allocation Fund paid to Stephens the following dollar amounts for administration fees:

                                              Year Ended              Year Ended
    Fund                                       12/31/97                12/31/96
    ----                                      ---------               ---------
Index Allocation/1/                              $  61,260               $  75,203

____________________
/*/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, this amount is for the year ended December 31, 1996.

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans, and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

               Fund                             Fee
               ----                             ---
       Asset Allocation
          Class B                              0.70%
          Class C                              0.75%

       U.S. Government Allocation
          Class B                              0.70%

       Index Allocation
          Class A                              0.25%
          Class B                              0.75%
          Class C                              0.75%

     The actual fee payable to the Distributor by the above-indicated Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates), under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Asset Allocation and U.S. Government Allocation Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for the reimbursement of actual expenses.

     For the period ended February 28, 1999, the Funds' Distributor received the following fees for distribution-related services, as set forth below under each such Fund's Plan:

                                          Printing &
                                           Mailing      Marketing   Compensation
           Fund                  Total    Prospectus    Brochures    to Dealers
           ----                  -----    ----------    ---------    ----------

Asset Allocation
     Class A                     $          $            $              N/A
     Class B                     $          N/A          N/A            $
     Class C                     N/A        N/A          N/A            N/A

U.S. Government Allocation
     Class A                     $          $            $              N/A
     Class B                     $          N/A          N/A            $

Index Allocation
     Class A                     $          N/A          N/A            $
     Class B                     $          N/A          N/A            $
     Class C                     $          N/A          N/A            $


     For the periods indicated above, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received no compensation under the Distribution Plans.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     ADMINISTRATIVE SERVICING AGENT.  The Index Allocation Fund has adopted a
     ------------------------------
Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

     For the year ended March 31, 1998, the Index Allocation Fund paid to Wells Fargo Bank or its affiliates $7,352 in administrative servicing fees, after waivers. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the Class A shares of the fund. The Administrative Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the Class A shares of the Fund, and no other material amendment to the Plan or related Administrative Servicing Agreements may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Shareholder
     ---------------------------
Servicing Plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank on behalf of each class of shares, with the exception of Class A of the Index Allocation Fund which has an Administrative Servicing Plan and Agreement. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan are shown below. The Servicing Plans and related forms of shareholder servicing agreement were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     Fund                                 Fee
     ----                                 ---

Asset Allocation
     Class A                             0.30%
     Class B                             0.30%
     Class C                             0.25%

U.S. Government Allocation
     Class A                             0.30%
     Class B                             0.30%

Index Allocation
     Class B                             0.25%
     Class C                             0.25%


     For the period indicated below, the dollar amounts of shareholder servicing fees (after waivers) paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                             Eleven                      Six-Month       Nine-Month
                                          Months Ended    Year Ended    Period Ended    Period Ended
          Fund                               2/28/99       3/31/98         3/31/97         9/30/96
          ----                               -------       -------         -------         -------
Asset Allocation - Class A                 $3,612,860     $3,523,348     $1,648,234      $2,464,701
Asset Allocation - Class B                 $  908,653     $  492,801     $  118,374      $  109,487
Asset Allocation - Class C                 $    8,082          N/A           N/A             N/A
U.S. Government Allocation - Class A       $  214,449     $  252,309     $   76,579      $  310,872
U.S. Government Allocation - Class B       $   46,251     $   28,412     $    5,608      $   12,608
Index Allocation - Class C/1/              $  135,122     $   30,615     $   86,268          N/A
Index Allocation - Class A                 $        0     $        0         N/A             N/A
Index Allocation - Class B                 $   17,207     $        0     $       22/2/       N/A

____________________
/1/ Prior to December 12, 1997, these amounts reflect fees paid by the Class D shares of the Overland predecessor portfolio.

/2/  This reflects the amount paid 12/14/97-12/31/97.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Barclays Global Investors, N.A. ("BGI") acts as Custodian for
     ---------
each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to the Fund. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

     For the period ended February 28, 1999, the Funds did not pay any custody fees.

     FUND ACCOUNTANT.  Wells Fargo Bank acts as Fund Accountant for each Fund.
     ---------------
The Fund Accountant, among other things, computes net asset values on a daily basis, and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank will be entitled to receive from each Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the periods indicated below, the Funds paid Wells Fargo Bank the following dollar amounts:

                                                       Eleven
                                                    Months Ended           Year-Ended
          Fund                                         2/28/99              3/31/98
          ----                                         -------              -------
Asset Allocation Fund                                  $358,355             $103,995
U.S. Government Allocation Fund                        $ 72,504             $ 23,326
Index Allocation Fund                                  $ 85,027             $ 21,627


     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each Class of shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of a Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the periods indicated below, the Asset Allocation and U.S. Government Allocation Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, after waivers:

                                                       Eleven
                                                    Months Ended       Year-Ended
          Fund                                         2/28/99          3/31/98
          ----                                         -------          -------
Asset Allocation Fund                                 $2,114,566       $1,874,203
U.S. Government Allocation Fund                       $  121,661       $  280,721

     For the periods indicated below, the Index Allocation paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers:

                                                    Eleven              Three-Month
                                                 Months Ended          Period Ended            Year-Ended
          Fund                                      2/28/99               3/31/98               12/31/97
          ----                                      -------               -------               --------
Index Allocation Fund/1/                           $201,687               $ 30,615              $ 115,747

____________________
/1/ Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     UNDERWRITING COMMISSIONS.  For the year ended March 31, 1998, the aggregate
     ------------------------
dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $7,671,295. Stephens retained $939,892 of such commissions. WFSI, an affiliated broker-dealer of the Company retained $5,348,626.

     For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

     Performance shown or advertised for Class A shares of the Stagecoach Asset Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Asset Allocation Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for the period from January 2, 1992 to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B expenses and sales charges. For periods prior to January 2, 1992, Class B share performance reflects performance of the predecessor portfolio, adjusted to reflect Class B expenses and sales charges. Performance shown or advertised for Class C shares of the Fund for the period prior to April 1, 1998, reflects performance of the Class A shares of the Fund, adjusted to reflect Class C expenses and sales charges. For periods prior to January 2, 1992, Class C share performance reflects performance of the predecessor portfolio, adjusted to reflect Class C expenses and sales charges.

     Performance shown or advertised for the Class A shares of the Stagecoach Index Allocation Fund, reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.

     Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Fixed Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for the period from January 2, 1992 to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B expenses and sales charges. For periods prior to January 2, 1992, performance shown or advertised for Class B shares of the Stagecoach Fund, reflects performance of the predecessor portfolio, adjusted to reflect Class B expenses and sales charges.

     AVERAGE ANNUAL TOTAL RETURN:  Each Fund may advertise certain total return
     ----------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n/= ERV.

     Average Annual Total Return for the Applicable Period Ended February 28,
     ------------------------------------------------------------------------
     1999/1/
     --------

                                                  Ten      Ten       Five       Five      Three      Three       One       One
                    Inception/1/    Inception    Year     Year       Year       Year       Year       Year       Year      Year
                        With           No        With      No        With        No        With        No        With       No
                        Sales         Sales      Sales    Sales      Sales      Sales      Sales      Sales      Sales     Sales
       Fund           Charge/2/      Charge     Charge   Charge     Charge     Charge     Charge     Charge     Charge    Charge
       ----           ---------      ------     ------   ------     ------     ------     ------     ------     ------    ------
Asset Allocation
     Class A           12.90%        13.32%     13.82%   14.34%     15.47%     15.64%     17.20%     19.01%     12.54%    17.84%
     Class B           12.66%        12.66%     13.73%   13.73%     15.66%     15.85%     17.61%     18.33%     11.99%    16.99%
     Class C           12.66%        12.66%     13.73%   13.73%     15.85%     15.85%     18.33%     18.33%     15.98%    16.98%

Index Allocation
     Class A           14.30%        14.78%     15.02%   15.55%     18.93%     20.02%     19.77%     21.62%     12.74%    18.06%
     Class B           13.99%        13.99%     14.76%   14.76%     18.93%     19.13%     19.93%     20.63%     12.26%    17.26%
     Class C           13.99%        13.99%     14.77%   14.77%     19.14%     19.14%     20.66%     20.66%     16.25%    17.25%

U.S. Government
 Allocation
     Class A            7.17%         7.58%      7.49%    7.98%      3.88%      4.84%      3.80%      5.41%     -0.63%     4.04%
     Class B            6.97%         6.97%      7.38%    7.38%      3.93%      4.18%      3.76%      4.68%     -1.72%     3.27%

     ____________________
     /1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

     /2/ For purposes of showing performance information, the inception date of each Fund is as follows: Asset Allocation - 11/13/86; U.S. Government Allocation -3/31/87; Index Allocation - 4/7/88.

CUMULATIVE TOTAL RETURN:  In addition to the above performance information, the
------------------------
Funds may advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

                    Cumulative Total Return for the Applicable Period Ended February 28, 1999/1/
                    ----------------------------------------------------------------------------

                    Inception      Inception    Ten Year     Ten Year     Five Year     Five Year    Three Year     Three Year
                       With           No          With          No          With           No           With            No
                      Sales          Sales        Sales       Sales         Sales         Sales         Sales          Sales
    Fund            Charge/2/       Charge       Charge       Charge       Charge        Charge        Charge         Charge
    ----            ---------       ------       ------       ------       ------        ------        ------         ------
Asset
 Allocation
   Class A            344.25%      365.13%      264.81%      281.88%      105.31%       114.95%       60.98%         68.57%
   Class B            334.89%      334.89%      262.11%      262.11%      106.94%       108.67%       62.69%         65.69%
   Class C            334.84%      334.84%      262.07%      262.07%      108.65%       108.65%       65.67%         65.67%

Index
 Allocation
   Class A            330.04%      350.25%      305.21%      324.47%      137.92%       149.08%       71.82%         79.88%
   Class B            317.43%      317.43%      296.22%      296.22%      138.89%       139.89%       72.51%         75.51%
   Class C            317.76%      317.76%      296.53%      296.53%      140.08%       140.08%       75.65%         75.65%

U.S.
 Government
 Allocation
   Class A            128.25%      138.98%      105.84%      115.49%       20.95%        26.66%       11.83%         17.14%
   Class B            123.27%      123.27%      103.90%      103.90%       21.23%        22.72%       11.70%         14.70%

____________________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Asset Allocation - 11/13/86; U.S. Government
     Allocation -3/31/87; Index Allocation - 4/7/88.


     YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ -1]
                                     -----
                                     Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

                Yield for the period ended February 28, 1999/1/
                -----------------------------------------------

                  Fund                                   Thirty Day Yield
                  ----                                   ----------------

        Asset Allocation                                      0.17%
          Class A                                              N/A
          Class B                                              N/A
          Class C

        Index Allocation
          Class A                                                0
          Class B                                                0
          Class C                                              N/A

        U.S. Government Allocation
          Class A                                             3.38%
          Class B                                             2.82%

     ______________________
/1/ This figure reflects the maximum front-end sales load of 4.50% and the maximum applicable Contingent Deferred Sales Charge ("CDSC").

     The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for the Fund or each Class of shares of the Fund, as the case may be, may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Funds and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Fund. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund or Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

     The Company also may disclose in sales literature the distribution rate on the shares of each class of the Asset Allocation or U.S. Government Allocation Funds. The distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value ("NAV") or maximum offering price per share as of a date specified in the sales literature. The distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

     Investors in Norwest Advantage Funds.  Class A shareholders of the Norwest
     ------------------------------------
Advantage Funds who redeem shares at net asset value may use the redemption proceeds to purchase Class A shares of the Stagecoach Funds at net asset value (without a sales charge). A reciprocal sales load waiver is available to the Class A shareholders of Stagecoach Funds, who may use redemption proceeds to purchase Class A shares of the Norwest Advantage Funds at net asset value.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Asset Allocation and Index Allocation Funds.  Purchases and sales of equity
     -------------------------------------------
securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Asset Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

     Brokerage Commissions.  For the periods indicated below, the Funds paid the
     ---------------------
following amounts as brokerage commissions, none of which were paid to affiliated brokers.

                                                   Six-Month                            Nine-Month
                                Year-Ended        Period Ended       Year Ended        Period Ended        Year Ended
Fund                              3/31/98            3/31/97          12/31/96           9/30/96            12/31/95
----                             --------           --------          --------           -------            --------
Asset Allocation                 $ 17,322           $      0             N/A              $6,561            $ 34,488

Index Allocation/*/              $    955           $  1,976          $ 2,317               N/A             $      0
U.S. Government                     N/A             $      0             N/A              $    0            $      0
   Allocation

____________________

/*/ Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.


     Securities of Regular Broker/Dealers.  As of March 31, 1998, neither the
     ------------------------------------
Asset Allocation Fund nor the U.S. Government Allocation Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act. For the Index Allocation Fund, as of March 31, 1998, the Fund owned securities of its "regular brokers or dealers" or its parents as follows:

  JP Morgan              $415,697

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights or subscription. All shares, when issued, will be fully paid and non-assessable by the Company for the consideration described in the Prospectus.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF MAY 28, 1999
                        -------------------------------

                          NAME AND                           CLASS; TYPE         PERCENTAGE        PERCENTAGE
      FUND                ADDRESS                            OF OWNERSHIP         OF CLASS          OF FUND
      ----                -------                            ------------         --------          -------
ASSET               Wells Fargo Bank                    Class A
ALLOCATION          P.O. Box 63015                      Beneficially Owned
                    San Francisco, CA
                    94163

                    Dean Witter for the Benefit of      Class C
                    Christine Griffith                  Beneficially Owned
                    150 La Vereda Road
                    P.O. Box 250 Church
                    Street Station
                    New York, NY 10008-0250

                    Dean Witter for the Benefit of      Class C
                    Robert K. Halliday                  Beneficially Owned
                    150 La Vereda Road
                    P.O. Box 250 Church
                    Street Station
                    New York, NY 10008-0250

                    Dean Witter for the Benefit of      Class C
                    Mario A. Chavez                     Beneficially Owned
                    150 La Vereda Road
                    P.O. Box 250 Church
                    Street Station
                    New York, NY 10008-0250

                    Dean Witter for the Benefit of      Class C
                    Paul Kranz                          Beneficially Owned
                    150 La Vereda Road
                    P.O. Box 250 Church
                    Street Station
                    New York, NY 10008-0250

                    Dean Witter for the Benefit of      Class C
                    Steve F. Tognoli                    Beneficially Owned
                    150 La Vereda Road
                    P.O. Box 250 Church
                    Street Station
                    New York, NY 10008-0250

INDEX               Merrill Lynch Pierce                Class A
ALLOCATION          Fenner & Smith, Inc.                Record Holder
                    Record Holder for
                    Exclusive Benefit of
                    its Customers
                    Attn: Fund Administration
                    4800 Deer Lake East,
                    3rd Floor
                    Jacksonville, FL 32246

                    Merrill Lynch Pierce                Class C
                    Fenner & Smith, Inc.                Record Holder
                    for Exclusive
                    Benefit of  Customers
                    Attn: Fund Admin.
                    4800 Deer Lake East,
                    3rd Floor
                    Jacksonville, FL 32246

U.S.                Wells Fargo Bank                    Class A
GOVERNMENT          P.O. Box 63015                      Beneficially Owned
ALLOCATION          San Francisco, CA 94163

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP serves as the independent auditors for the Company. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments and audited financial statements for the Funds for the period ended February 28, 1999, are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on April [25], 1999

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate and Municipal Bonds
-----------------------------

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate and Municipal Notes
-----------------------------

     Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

     Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             STAGECOACH FUNDS, INC.
                    SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                                OTHER INFORMATION


Item 23.      Exhibits
              --------

      Exhibit
      Number                                      Description
      ------                                      -----------
        1(a)                  -  Amended and Restated Articles of Incorporation dated November 22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                                 Statement, filed November 29, 1995.

        1(b)                  -  Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 43 to the
                                 Registration Statement filed March 30, 1998.

        2                     -  By-Laws, incorporated by reference to Post-Effective Amendment No. 31 to the
                                 Registration Statement, filed May 15, 1997.

        3                     -  Not Applicable

        4                     -  Not Applicable

        5(a)(i)               -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 51 to the Registration
                                 Statement filed March 1, 1999.

        5(a)(ii)              -  Sub-Advisory Contract with Wells Capital Management on behalf of various Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration
                                 Statement, filed July 31, 1998.

        5(a)(iii)             -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset
                                 Allocation, Equity Index, Index Allocation, and U.S. Government Allocation
                                 Funds, incorporated by reference to Post-Effective Amendment No. 48, filed
                                 July 31, 1998.

        6(a)                  -  Amended Distribution Agreement with Stephens Inc., incorporated by reference to
                                 Post-Effective Amendment No. 50, filed November 30, 1998.

        6(b)                  -  Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                 Statement, filed April 17, 1992.

        7                     -  Not Applicable

        8(a)                  -  Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective
                                 Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        8(a)(i)               -  Addendum No. 1 to the Custody Agreement with Wells Fargo Institutional Trust
                                 Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed July 31,
                                 1998.

        8(b)                  -  Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to
                                 Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                 1992.

        8(b)(i)               -  Addendum No. 1 to the Custody Agreement with Wells Fargo Institutional Trust
                                 Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement,
                                 filed July 31, 1998.

        8(c)                  -  Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the Equity Index, (formerly, Corporate Stock) Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17,
                                 1992.

        8(c)(i)               -  Addendum No. 1 to the Custody Agreement with Wells Fargo Institutional Trust
                                 Company, N.A. on behalf of the Equity Index (formerly, Corporate Stock) Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration
                                 Statement, filed July 31, 1998.

        8(d)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California
                                 Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective
                                 Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        8(d)(i)               -  Amendment No. 2 to the Custody Agreement with Wells Fargo Institutional Trust
                                 Company, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration
                                 Statement, filed July 31, 1998.

        8(e)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California
                                 Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        8(e)(i)               -  Amendment No. 2 to the Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to
                                 Post-Effective Amendment No. 48 to the Registration Statement, filed July 31,
                                 1998.

        8(f)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth (formerly,
                                 Growth and Income) Fund, incorporated by reference to Post-Effective Amendment
                                 No. 2 to the Registration Statement, filed April 17, 1992.

        8(f)(i)               -  Amendment No. 2 to the Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth (formerly, Growth and Income) Fund, incorporated by reference to
                                 Post-Effective Amendment No. 48 to the Registration Statement, filed July 31,
                                 1998.

        8(g)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the U.S. Government
                                 Income (formerly, Ginnie Mae) Fund, incorporated by reference to Post-Effective
                                 Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        8(g)(i)               -  Amendment No. 2 to the Custody Agreement with Wells Fargo Bank, N.A. on behalf of the U.S. Government Income (formerly, Ginnie Mae) Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement,
                                 filed July 31, 1998.

        8(h)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market
                                 Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                 Registration Statement, filed May 1, 1992.

        8(h)(i)               -  Amendment No. 1 to the Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-Effective Amendment
                                 No. 48 to the Registration Statement, filed July 31, 1998.

        8(h)(ii)              -  Amendment No. 2 to the Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund (formerly, the Money Market Fund), incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement,
                                 filed July 31, 1998.

        8(i)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California
                                 Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No.
                                 17 to the Registration Statement, filed November 29, 1995.

        8(j)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified
                                 Equity (formerly, Diversified Income) Fund, incorporated by reference to
                                 Post-Effective Amendment No. 17 to the Registration Statement, filed
                                 November 29, 1995.

        8(k)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                 Short-Intermediate U.S. Government Income Fund, incorporated by reference to
                                 Post-Effective Amendment No. 8 to the Registration Statement, filed February 10,
                                 1994.

        8(k)(i)               -  Amendment No. 1 to the Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed July 31,
                                 1998.

        8(l)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free
                                 Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment
                                 No. 24 to the Registration Statement, filed April 29, 1996.

        8(m)                  -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth
                                 Fund, incorporated by reference to Post-Effective Amendment No. 20 to the
                                 Registration Statement, filed February 28, 1996.

        8(n)                  -  Custody Agreement with Wells Fargo Bank on behalf of the Arizona Tax-Free,
                                 Balanced, Equity Value, Government Money Market Mutual, Index Allocation,
                                 Intermediate Bond, Money Market Trust, National Tax-Free, Oregon Tax-Free,
                                 Overland Express Sweep, Prime Money Market Mutual, Short-Term
                                 Government-Corporate Income, Short-Term Municipal Income, Treasury Money Market
                                 Mutual and Variable Rate Government Funds, filed September 25, 1997.

        8(o)                  -  Form of Custody Agreement with Wells Fargo Bank, N.A. on behalf of the 100%
                                 Treasury Money Market Fund, incorporated by reference to Post-Effective
                                 Amendment No. 48 to the Registration Statement, filed July 31, 1998.

        9(a)(i)               -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration
                                 Statement, filed July 31, 1998.

        9(a)(ii)              -  Co-Administration Agreement with Wells Fargo Bank, N.A. and Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment
                                 No. 50 to the Registration Statement, filed November 30, 1998.

        9(b)                  -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 50 to the Registration
                                 Statement, filed November 30, 1998.

        9(c)                  -  Form of Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 50 to the
                                 Registration Statement, filed November 30, 1998.

        9(d)                  -  Servicing Plan as consolidated to include all classes of the Funds, incorporate by reference to Post-effective Amendment No. 50 to the Registration Statement, filed November 30, 1998.

        10                    -  Opinion and Consent of Counsel, filed herewith.

        11                    -  Not Applicable.

        12                    -  Not Applicable.

        13                    -  Investment letter, incorporated by reference to Item 24(b) of Pre-Effective
                                 Amendment No. 1 to the Registration Statement, filed November 29, 1991.

        14                    -  Not Applicable.

        15(a)                 -  Distribution Plan on behalf of various classes and Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement,
                                 filed July 31, 1998.

        15(b)                 -  Distribution Plan on behalf of the Asset Allocation Fund, California Tax-Free
                                 Bond Fund, California Tax-Free Income Fund, California Tax-Free Money Market
                                 Mutual Fund, Diversified Equity Income Fund, Growth Fund, Money Market Mutual
                                 Fund, Short-Intermediate U.S. Government Income Fund, U.S. Government Allocation
                                 Fund and U.S. Government Income Fund, incorporated by reference to
                                 Post-Effective Amendment No. 48 to the Registration Statement, filed July 31,
                                 1998.

        15(c)                 -  Distribution Plan on behalf of the California Tax-Free Money Market Trust and
                                 National Tax-Free Money Market Trust, incorporated by reference to
                                 Post-Effective Amendment No. 48 to the Registration Statement, filed July 31,
                                 1998.

        16                    -  Schedules for Computation of Performance Data, incorporated by reference to
                                 Post-Effective Amendment No. 15, filed May 1, 1995.

        17                    -  Financial Data Schedules for the fiscal period ended February 28, 1999, for the
                                 Allocation Funds is incorporated by reference to the Form N-SAR, filed April __,
                                 1999.

        18                    -  Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to
                                 Post-Effective Amendment No. 50 to the Registration Statement, filed November 30,
                                 1998.

        19                    -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat, Thomas S. Goho, Joseph
                                 N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997;  Power of
                                 Attorney for Peter G. Gordon, incorporated by reference to Post-Effective
                                 Amendment No. 41, filed January 30, 1998.

Item 24.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------

               As of March 1, 1999 the Registrant did not directly or indirectly control, and were not under common control with, any other person or entity.

Item 25.       Indemnification
               ---------------

               The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

               (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

               (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this
       Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 26.       Business and Other Connections of Investment Advisor.
               ----------------------------------------------------

               Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment advisor to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

               To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position               Principal Business(es) and Address(es)
at Wells Fargo Bank             During at Least the Last Two Fiscal Years
-------------------             -----------------------------------------
H. Jesse Arnelle                Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                        455 Market Street
                                San Francisco, CA  94105

                                Director of Armstrong World Industries, Inc.
                                5037 Patata Street
                                South Gate, CA  90280

                                Director of Eastman Chemical Corporation
                                12805 Busch Place
                                Santa Fe Springs, CA  90670

                                Director of FPL Group, Inc.
                                700 Universe Blvd.
                                P.O. Box 14000
                                North Palm Beach, FL  33408

Michael R. Bowlin               Chairman of the Board of Directors, Chief Executive Officer,
Director                        Chief Operating Officer and President of
                                Atlantic Richfield Co. (ARCO)
                                Highway 150
                                Santa Paula, CA  93060

Edward Carson                   Chairman of the Board and Chief Executive Officer of
Director                        First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

                                Director of Aztar Corporation
                                2390 East Camelback Road  Suite 400
                                Phoenix, AZ  85016

                                Director of Castle & Cook, Inc.
                                10900 Wilshire Blvd.
                                Los Angeles, CA  90024

                                Director of Terra Industries, Inc.
                                1321 Mount Pisgah Road
                                Walnut Creek, CA  94596

William S. Davilla              President (Emeritus) and a Director of
Director                        The Vons Companies, Inc.
                                618 Michillinda Ave.
                                Arcadia, CA  91007

                                Director of Pacific Gas & Electric Company
                                788 Taylorville Road
                                Grass Valley, CA  95949

Rayburn S. Dezember             Director of CalMat Co.
Director                        3200 San Fernando Road
                                Los Angeles, CA  90065

                                Director of Tejon Ranch Company
                                P.O. Box 1000
                                Lebec, CA  93243

                                Director of The Bakersfield Californian
                                1707 I Street
                                P.O. Box 440
                                Bakersfield, CA  93302

                                Trustee of Whittier College
                                13406 East Philadelphia Ave.
                                P.O. Box 634
                                Whittier, CA  90608

Paul Hazen                      Chairman of the Board of Directors of
Chairman of the Board of        Wells Fargo & Company
Directors                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of Phelps Dodge Corporation
                                2600 North Central Ave.
                                Phoenix, AZ  85004

                                Director of Safeway, Inc.
                                4th and Jackson Streets
                                Oakland, CA  94660

Robert K. Jaedicke              Professor (Emeritus) of Accounting
Director                        Graduate School of Business at Stanford University
                                MBA Admissions Office
                                Stanford, CA  94305

                                Director of Bailard Biehl & Kaiser
                                Real Estate Investment Trust, Inc.
                                2755 Campus Dr.
                                San Mateo, CA  94403

                                Director of Boise Cascade Corporation
                                1111 West Jefferson Street
                                P.O. Box 50
                                Boise, ID  83728

                                Director of California Water Service Company
                                1720 North First Street
                                San Jose, CA  95112

                                Director of Enron Corporation
                                1400 Smith Street
                                Houston, TX  77002

                                Director of GenCorp, Inc.
                                175 Ghent Road
                                Fairlawn, OH  44333

                                Director of Homestake Mining Company
                                650 California Street
                                San Francisco, CA  94108

Thomas L. Lee                   Chairman and Chief Executive Officer of
Director                        The Newhall Land and Farming Company
                                10302 Avenue 7 1-2
                                Firebaugh, CA  93622

                                Director of Calmat Co.
                                501 El Charro Road
                                Pleasanton, CA  94588

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Ellen Newman                    President of Ellen Newman Associates
Director                        323 Geary Street
                                Suite 507
                                San Francisco, CA  94102

                                Chair (Emeritus) of the Board of Trustees
                                University of California at San Francisco Foundation
                                250 Executive Park Blvd.
                                Suite 2000
                                San Francisco, CA  94143

                                Director of the California Chamber of Commerce
                                1201 K Street
                                12th Floor
                                Sacremento, CA  95814

Philip J. Quigley               Chairman, President and Chief Executive Officer of
Director                        Pacific Telesis Group
                                130 Kearney Street  Rm.  3700
                                San Francisco, CA  94108

Carl E. Reichardt               Director of Columbia/HCA Healthcare Corporation
Director                        One Park Plaza
                                Nashville, TN  37203

                                Director of Ford Motor Company
                                The American Road
                                Dearborn, MI  48121

                                Director of Newhall Management Corporation
                                23823 Valencia Blvd.
                                Valencia, CA  91355

                                Director of Pacific Gas and Electric Company
                                77 Beale Street
                                San Francisco, CA  94105

                                Retired Chairman of the Board of Directors
                                and Chief Executive Officer of Wells Fargo & Company
                                420 Montgomery Street
                                San Francisco, CA  94105

Donald B. Rice                  President and Chief Executive Officer of Teledyne, Inc.
Director                        2049 Century Park East
                                Los Angeles, CA  90067

                                Retired Secretary of the Air Force

                                Director of Vulcan Materials Company
                                One MetroPlex Drive
                                Birmingham, AL  35209

Richard J. Stegemeier           Chairman (Emeritus) of Unocal Corp
Director                        44141 Yucca Avenue
                                Lancaster, CA  93534

                                Director of Foundation Health Corporation
                                166 4th
                                Fort Irwin, CA  92310

                                Director of Halliburton Company
                                3600 Lincoln Plaza
                                500 North Alcard Street
                                Dallas, TX  75201

                                Director of Northrop Grumman Corp.
                                1840 Century Park East
                                Los Angeles, CA  90067

                                Director of Outboard Marine Corporation
                                100 SeaHorse Drive
                                Waukegan, IL  60085

                                Director of Pacific Enterprises
                                555 West Fifth Street
                                Suite 2900
                                Los Angeles, CA  90031

                                Director of First Interstate Bancorp
                                633 West Fifth Street
                                Los Angeles, CA  90071

Susan G. Swenson                President and Chief Executive Officer of Cellular One
Director                        651 Gateway Blvd.
                                San Francisco, CA  94080

David M. Tellep                 Retired Chairman of the Board and Chief Executive Officer of
Director                        Martin Lockheed Corp
                                6801 Rockledge Drive
                                Bethesda, MD  20817

                                Director of Edison International
                                and Southern California Edison Company
                                2244 Walnut Grove Ave.
                                Rosemead, CA  91770

                                Director of First Interstate
                                633 West Fifth Street
                                Los Angeles, CA  90071

Chang-Lin Tien                  Chancellor of the University of California at Berkeley
Director
                                Director of Raychem Corporation
                                300 Constitution Drive
                                Menlo Park, CA  94025

John A. Young                   President, Chief Executive Officer and Director
Director                        of Hewlett-Packard Company
                                3000 Hanover Street
                                Palo Alto, CA  9434

                                Director of Chevron Corporation
                                225 Bush Street
                                San Francisco, CA  94104

                                Director of Lucent Technologies
                                25 John Glenn Drive
                                Amherst, NY  14228

                                Director of Novell, Inc.
                                11300 West Olympic Blvd.
                                Los Angeles, CA  90064

                                Director of Shaman Pharmaceuticals Inc.
                                213 East Grand Ave. South
                                San Francisco, CA  94080

William F. Zuendt               President of Wells Fargo & Company
President                       420 Montgomery Street
                                San Francisco, CA  94105

                                Director of 3Com Corporation
                                5400 Bayfront Plaza, P.O. Box 58145
                                Santa Clara, CA  95052

                                Director of the California Chamber of Commerce

              Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. From May 1, 1996 to December 15, 1997 BGFA served as sub-advisor to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invested substantially all of their assets. These Funds currently invest directly in a portfolio of securities and no longer invest in the Master Portfolios. BGFA currently serves as sub-advisor to these Funds.

              The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                       Principal Business(es) During at
at BGFA                                 Least the Last Two Fiscal Years
-------                                 -------------------------------
Frederick L.A. Grauer                   Director of BGFA and Co-Chairman and Director of BGI
Director                                45 Fremont, San Francisco, CA 94105

Patricia Dunn                           Director of BGFA and C-Chairman and Director of BGI
Director                                45 Fremont, San Francisco, CA 94105

Lawrence G. Tint                        Chairman of the Board of Directors of BGFA
Chairman and Director                   and Chief Executive Officer of BGI
                                        45 Fremont, San Francisco, CA 94105

Geoffrey Fletcher                       Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer                 45 Fremont, San Francisco, CA 94105
                                        Managing Director and Principal Accounting Officer at
                                        Bankers Trust Company from 1988 - 1997
                                        505 Market Street, San Francisco, CA  94105

               Prior to January 1, 1996 WFNIA served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies.

               For additional information, "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 27.       Principal Underwriters.
               ----------------------

               (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Life & Annuity Trust, MasterWorks Funds, Inc. Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

               (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

               (c) Not applicable.

Item 28.       Location of Accounts and Records.
               --------------------------------

               (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

               (b) Wells Fargo Bank maintains all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

               (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

               (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

               (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 29.       Management Services.
               -------------------

               Other than as set forth under the captions "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of

Additional Information of such Funds, the Registrant is not a party to any management-related service contract.

Item 30.       Undertakings.
               ------------

              Not applicable.

                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 30th day of April, 1999.

                         STAGECOACH FUNDS, INC.


                         By    /s/ Richard H. Blank, Jr.
                             --------------------------------
                             Richard H. Blank, Jr.
                             Secretary and Treasurer
                             (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                    Title                              Date
   ---------                    -----                              ----

            *                   Director, Chairman and President
   ---------------------------
   (R. Greg Feltus)             (Principal Executive Officer)

   /s/ Richard H. Blank, Jr.    Secretary and Treasurer            4/30/99
   ---------------------------
   (Richard H. Blank, Jr.)      (Principal Financial Officer)

            *                   Director
   ---------------------------
   (Jack S. Euphrat)

            *                   Director
   ---------------------------
   (Thomas S. Goho)

            *                   Director
   ---------------------------
   (Peter G. Gordon)

            *                   Director
   ---------------------------
   (Joseph N. Hankin)

            *                   Director
   ---------------------------
   (W. Rodney Hughes)

            *                   Director
   ---------------------------
   (Tucker Morse)


*By /s/ Richard H. Blank, Jr.
   ---------------------------
   Richard H. Blank, Jr.
   As Attorney-in-Fact
   April 30, 1999

                            STAGECOACH FUNDS, INC.
                          FILE NOS. 33-42927; 811-6419
                                 EXHIBIT INDEX

Exhibit Number        DESCRIPTION

EX-99.B10             Opinion and Consent of Counsel


                                       1